Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT AND RESTATEMENT AGREEMENT dated as of January 27, 2014 (this “Agreement”), to the CREDIT AGREEMENT dated as of July 25, 2007, as amended and restated as of November 5, 2010 and February 2, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation, COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation, the Subsidiary Guarantors listed on the signature pages hereto, the Lenders listed on the signature pages hereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

PRELIMINARY STATEMENT

The Borrower has requested that the Existing Credit Agreement be amended and restated in the form attached hereto as Exhibit A (as so amended and restated, the “Third Restated Credit Agreement”), to provide for, among other things:

(a) the making of 2019 Term A Loans (defined below) to the Borrower on the Third Restatement Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Third Restated Credit Agreement, in an aggregate principal amount of $1,000,000,000;

(b) the making of 2017 Term E Loans (defined below) to the Borrower on the Third Restatement Effective Date, on the terms and subject to the conditions set forth herein and in the Third Restated Credit Agreement, in an aggregate principal amount of $171,146,550.47;

(c) the making of 2021 Term D Loans (defined below) to the Borrower on the Third Restatement Effective Date, on the terms and subject to the conditions set forth herein and in the Third Restated Credit Agreement, in an aggregate principal amount of $2,925,000,000;

(d) the repayment in full of (i) all the Incremental Term Loans incurred on the First Incremental Term Loan Assumption Agreement Date (each as defined in the Existing Credit Agreement) outstanding on the Third Restatement Effective Date (the “Incremental Term Loans”); (ii) all the Non-Extended Term Loans (as defined in the Existing Credit Agreement) outstanding on the Third Restatement Effective Date; and (iii) all the Extended Term Loans (as defined in the Existing Credit Agreement) that are not converted into either 2021 Term D Loans or 2017 Term E Loans as described below;

(e) (i) the extension of the maturity of, and modification of the pricing terms with respect to, certain of the Extended Term Loans so that such Extended Term Loans shall be converted into 2021 Term D Loans with such converted

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Extended Term Loans being treated with the 2021 Term D Loans made on the Third Restatement Effective Date as a single Class for all purposes under the Third Restated Credit Agreement; and (ii) the modification of the pricing terms with respect to, certain of the Extended Term Loans so that such Extended Term Loans shall be converted into 2017 Term E Loans with such converted Extended Term Loans being treated with the 2017 Term E Loans made on the Third Restatement Effective Date as a single Class for all purposes under the Third Restated Credit Agreement;

(f) the termination of all the Revolving Credit Commitments (as defined in the Existing Credit Agreement), the repayment in full of all outstanding Revolving Loans (as defined in the Existing Credit Agreement) and the establishment of replacement Revolving Credit Commitments under the Third Restated Credit Agreement in an aggregate principal amount of $1,000,000,000; and

(g) the modification of certain covenants and other provisions set forth in the Existing Credit Agreement.

The Borrower has requested that the persons set forth on Schedule I hereto (the “2019 Term A Lenders”) commit to make 2019 Term A Loans to the Borrower on the Third Restatement Effective Date in an aggregate principal amount of $1,000,000,000 (the “2019 Term A Loans”; the commitment of each 2019 Term A Lender to provide its applicable portion of the 2019 Term A Loans, a “2019 Term A Commitment”). The 2019 Term A Lenders are willing to make the 2019 Term A Loans to the Borrower on the Third Restatement Effective Date on the terms set forth herein and in the Third Restated Credit Agreement and subject to the conditions set forth herein.

The Borrower has requested that the persons set forth on Schedule II hereto (the “2017 Term E Lenders”) commit to make 2017 Term E Loans to the Borrower on the Third Restatement Effective Date in an aggregate principal amount of $171,146,550.47 (the “2017 Term E Loans”; the commitment of each 2017 Term E Lender to provide its applicable portion of the 2017 Term E Loans, a “2017 Term E Commitment”). The 2017 Term E Lenders are willing to make the 2017 Term E Loans to the Borrower on the Third Restatement Effective Date on the terms set forth herein and in the Third Restated Credit Agreement and subject to the conditions set forth herein.

The Borrower has requested that the persons set forth on Schedule III hereto (the “2021 Term D Lenders”) commit to make 2021 Term D Loans to the Borrower on the Third Restatement Effective Date in an aggregate principal amount of $2,925,000,000 (the “2021 Term D Loans”; the commitment of each 2021 Term D Lender to provide its applicable portion of the 2021 Term D Loans, a “2021 Term D Commitment”). The 2021 Term D Lenders are willing to make the 2021 Term D Loans to the Borrower on the Third Restatement Effective Date on the terms set forth herein and in the Third Restated Credit Agreement and subject to the conditions set forth herein.

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The Borrower has requested that the persons set forth on Schedule IV hereto (the “Replacement Revolving Credit Facility Lenders”) commit to provide to the Borrower on the Third Restatement Effective Date a new senior secured revolving credit facility in an aggregate principal amount of $1,000,000,000 (the “Replacement Revolving Credit Facility”; the commitment of each Replacement Revolving Credit Facility Lender to provide its applicable portion of the Replacement Revolving Credit Facility, a “Replacement Revolving Credit Facility Commitment”). The Replacement Revolving Credit Facility Lenders are willing to provide such Replacement Revolving Credit Facility Commitments to the Borrower on the Third Restatement Effective Date on the terms set forth herein and in the Third Restated Credit Agreement and subject to the conditions set forth herein.

Each Extended Term Loan Lender that is party to this Agreement may elect to convert all (or a portion) of its Extended Term Loans into 2021 Term D Loans or into 2017 Term E Loans by executing and delivering to the Administrative Agent (or its counsel), on or prior to 12:00 p.m. (noon), New York City time, on January 17, 2014 (the “Delivery Time”), a signature page to this Agreement identifying itself as an Extended Term Loan Lender and specifying the amount of its Extended Term Loans that it elects to so convert; on and after the Third Restatement Effective Date, subject to the proviso to Section 3(d)(i), (a) such portion of its Extended Term Loans as such Lender shall have specified for conversion into 2021 Term D Loans shall be 2021 Term D Loans under the Third Restated Credit Agreement and shall be subject to all terms and conditions applicable to 2021 Term D Loans as set forth in the Third Restated Credit Agreement, and (b) such portion of its Extended Term Loans as such Lender shall have specified for conversion into 2017 Term E Loans shall be 2017 Term E Loans under the Third Restated Credit Agreement and shall be subject to all terms and conditions applicable to 2017 Term E Loans as set forth in the Third Restated Credit Agreement.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including the Preliminary Statement hereto) shall have the meanings assigned thereto in the Third Restated Credit Agreement. The provisions of Section 1.02 of the Third Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendment and Restatement of the Existing Credit Agreement.  Effective as of the Third Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit A.

SECTION 3.  Transactions on the Third Restatement Effective Date.  (a) 2019 Term A Loans.  On the terms and subject to the conditions set forth herein, each 2019 Term A Lender agrees, severally and not jointly, to make, on the Third Restatement Effective Date, a 2019 Term A Loan to the Borrower in an aggregate principal amount equal to its 2019 Term A Commitment. The 2019 Term A Commitment of each 2019

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Term A Lender shall automatically terminate upon the making of the 2019 Term A Loans on the Third Restatement Effective Date. The proceeds of the 2019 Term A Loans are to be used by the Borrower solely to pay a portion of the HMA Acquisition Costs.

(b) 2021 Term D Loans.  (i) On the terms and subject to the conditions set forth herein, each 2021 Term D Lender agrees, severally and not jointly, to make, on the Third Restatement Effective Date, a 2021 Term D Loan to the Borrower in an aggregate principal amount equal to its 2021 Term D Commitment. The 2021 Term D Commitment of each 2021 Term D Lender shall automatically terminate upon the making of the 2021 Term D Loans on the Third Restatement Effective Date. The proceeds of the 2021 Term D Loans made on the Third Restatement Effective Date are to be used by the Borrower solely to pay a portion of the HMA Acquisition Costs.

(ii) On the terms and subject to the conditions set forth herein, each 2017 Term E Lender agrees, severally and not jointly, to make, on the Third Restatement Effective Date, a 2017 Term E Loan to the Borrower in an aggregate principal amount equal to its 2017 Term E Commitment. The 2017 Term E Commitment of each 2017 Term E Lender shall automatically terminate upon the making of the 2017 Term E Loans on the Third Restatement Effective Date. The proceeds of the 2017 Term E Loans made on the Third Restatement Effective Date are to be used by the Borrower solely to pay a portion of the HMA Acquisition Costs.

(c) Replacement Revolving Credit Facility; Letters of Credit.  (i).  On the terms and subject to the conditions set forth herein, each Replacement Revolving Credit Facility Lender agrees, severally and not jointly, to assume its Replacement Revolving Credit Facility Commitment on the Third Restatement Effective Date. On the Third Restatement Effective Date, the Revolving Credit Commitments in effect immediately prior to the occurrence of the Third Restatement Effective Date shall terminate and be replaced by the Replacement Revolving Credit Commitments. From and after the Third Restatement Effective Date, each Replacement Revolving Credit Facility Lender shall constitute a “Revolving Credit Lender”, each Replacement Revolving Credit Commitment shall constitute a “Revolving Credit Commitment” and the loans made pursuant thereto shall constitute “Revolving Loans”, in each case for all purposes of the Third Restated Credit Agreement and the other Loan Documents, and the Replacement Revolving Credit Facility shall have the terms that are set forth in the Third Restated Credit Agreement.

(ii)  Each of Credit Suisse AG and Wells Fargo Bank, N.A., in their capacities as Issuing Banks under the Existing Credit Agreement and under the Third Restated Credit Agreement, and each Replacement Revolving Credit Facility Lender agree that notwithstanding the termination of the existing Revolving Credit Commitments, the Letters of Credit outstanding on the Third Restatement Effective Date shall remain outstanding as Existing Letters of Credit, and each Replacement Revolving Credit Facility Lender shall be deemed to have acquired a participation therein and in each Existing Letter set forth on Schedule 1.01(a) to the Third

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Restated Credit Agreement in accordance with its applicable Pro Rata Percentage in effect on the Third Restatement Effective Date and in accordance with the provisions of Section 2.23 of the Third Restated Credit Agreement.

(iii)  Wells Fargo Bank, N.A. agrees to act as an Issuing Bank in respect of the Replacement Revolving Credit Facility on the terms and subject to the conditions set forth herein and in the Third Restated Credit Agreement.

(iv)  All Revolving Loans and Swingline Loans (such Loans, “Existing Revolving Facility Loans”) outstanding immediately prior to the occurrence of the Third Restatement Effective Date shall be prepaid in full by the Borrower on the Third Restatement Effective Date, which prepayment shall be accompanied by accrued and unpaid interest on the Existing Revolving Facility Loans being prepaid to but excluding the Third Restatement Effective Date. Such prepayment may be financed (subject to satisfaction of applicable borrowing conditions herein) with the proceeds of Revolving Loans made on the Third Restatement Effective Date by the Replacement Revolving Credit Facility Lenders, in which case the Borrower irrevocably directs that the proceeds of such Revolving Loans be applied directly to prepay in full (and be netted against) the Existing Revolving Facility Loans, with any excess being delivered in accordance with the applicable Borrowing Request.

(d)  Extended Term Loans.  (i) Subject to the terms and conditions set forth herein and in the Third Restated Credit Agreement, as of the Third Restatement Effective Date, each Extended Term Loan Lender agrees that the principal amount (if any) of its Extended Term Loans specified by such Extended Term Loan Lender on the Extended Term Loan Lender Election Form delivered by it together with its executed counterpart of this Agreement will be converted into, as specified on such form, (A) 2021 Term D Loans of like outstanding principal amount and such converted Extended Term Loans shall constitute 2021 Term D Loans for all purposes under the Third Restated Credit Agreement, or (B) 2017 Term E Loans of like outstanding principal amount and such converted Extended Term Loans shall constitute 2017 Term E Loans for all purposes under the Third Restated Credit Agreement; provided that, in the event that the aggregate principal amount of the Extended Term Loans which Extended Term Loan Lenders agree to convert into (1) 2021 Term D Loans in accordance with the foregoing clause (A) (such Extended Term Loans being referred to herein as the “Term D Designated Loans”) is greater than $1,676,475,699.63, the Borrower may (but shall not be obligated to) elect, by written notice to the Administrative Agent, to cause less than all (but not less than $1,676,475,699.63 aggregate principal amount) of the Term D Designated Loans to become 2021 Term D Loans, such allocation to be made on a pro rata basis among the Extended Term Loan Lenders making such an election, such that the same proportion of each such Extended Term Loan Lender’s Term D Designated Loans is so converted into 2021 Term D Loans, or (2) 2017 Term E Loans in accordance with the foregoing clause (B) (such Extended Term Loans being referred to herein as the “Term E Designated Loans”) is greater than $1,505,329,149.16 , the Borrower may (but shall not be obligated to) elect, by written notice to the Administrative Agent, to cause less than all (but not less than

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$1,505,329,149.16 aggregate principal amount) of the Term E Designated Loans to become 2017 Term E Loans, such allocation to be made on a pro rata basis among the Extended Term Loan Lenders making such an election, such that the same proportion of each such Extended Term Loan Lender’s Term E Designated Loans is so converted into 2017 Term E Loans.

  (ii)  Any Extended Term Loans that are not converted into 2021 Term D Loans or 2017 Term E Loans shall be repaid in full on the Third Restatement Effective Date.

(e) Term Loans Generally.  None of the transactions set forth in this Section 3 shall be deemed to be a conversion of any Term Loan into a Loan of a different Type or with a different Interest Period or a payment or prepayment of any Term Loan, and the parties hereto hereby agree that no breakage or similar costs will accrue in respect of any Term Loan solely as a result of the transactions contemplated by this Section 3.

SECTION 4.  Representations and Warranties.  Each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each other party hereto that:

(a) The representations and warranties set forth in Article III of the Third Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Third Restatement Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Third Restatement Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Agreement. The Guarantees created under such Security Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder and under the Third Restated Credit Agreement) to the same extent as they guaranteed the Obligations immediately prior to the Third Restatement Effective Date. The Liens created under such Security Documents will continue to secure the Obligations (as the Obligations are modified hereunder and under the Third Restated Credit Agreement), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Third Restatement Effective Date. Upon the filing of the Mortgage Amendments (as defined below), the Liens created under such Security Documents will continue to secure the Obligations (as the Obligations are modified hereunder and under the Third Restated Credit Agreement), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Third Restatement Effective Date.

(d) As of the Third Restatement Effective Date, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority

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is or will be required in connection with the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings under the Third Restated Credit Agreement, except for (i) such as have been made or obtained and are in full force and effect and (ii) such actions, consents, approvals, registrations or filings which the failure to obtain or make could not reasonably be expected to result in a Material Adverse Effect.

(e) As of the Third Restatement Effective Date, the Guarantee and Collateral Agreement creates (and will create, in the case of assets of the Guarantors that are subsidiaries of Health Management Associates, Inc. (the “Company”, and each such subsidiary, a “Company Subsidiary Guarantor”) following the making of the filings set forth on Schedule 3.19(a) of the Third Restated Credit Agreement) in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles, and (i) with respect to all Pledged Collateral (as defined in the Guarantee and Collateral Agreement) previously delivered to and in possession of the Collateral Agent, the Lien created under the Guarantee and Collateral Agreement constitutes a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Collateral as to which perfection may be obtained by such actions, in each case prior and superior in right to any other person, and (ii) with the previous filing of financing statements in the offices specified on Schedule 3.19(a) of the Third Restated Credit Agreement, the Lien created under the Guarantee and Collateral Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Intellectual Property, as defined in the Guarantee and Collateral Agreement) as to which perfection may be obtained by such filings, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02 of the Third Restated Credit Agreement.

(f) As of the Third Restatement Effective Date, the Guarantee and Collateral Agreement, together with the filings made pursuant to the Guarantee and Collateral Agreement currently on file with the United States Patent and Trademark Office and the United States Copyright Office and the financing statements currently on file in the offices specified on Schedule 3.19(a) of the Third Restated Credit Agreement, constitutes (and will constitute, in the case of assets of the Company Subsidiary Guarantors following the making of the filings set forth on Schedule 3.19(a) of the Third Restated Credit Agreement) a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by filing security agreements in the United States and its territories and possessions, in each case prior and superior in right to any other person other than with respect to Liens permitted pursuant to Section 6.02 of the Third Restated Credit Agreement (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Third Restatement Effective Date).

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(g) This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Notwithstanding anything herein to the contrary, the only representations and warranties set forth in this Section 4 the accuracy of which shall constitute a condition to the Third Restatement Effective Date (and the making of Loans on the Third Restatement Effective Date) shall be the Specified Representations (defined below).

“Specified Representations” means the representations and warranties set forth in (a) the Third Restated Credit Agreement in Sections 3.01 (as it relates solely to Parent and Borrower), 3.02(a) and 3.03 (solely as each of them relates to the borrowing of Loans, the guaranteeing of the Obligations, the granting of security interests in the Collateral and the performance of obligations under the Loan Documents), 3.02(b)(i)(A), 3.11, 3.12, 3.19, 3.22 and 3.23 thereof and (b) Section (g) (solely as it relates to the Parent and Borrower) hereof.

SECTION 5.  Effectiveness.  This Agreement shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Third Restatement Effective Date”):

(a) The Administrative Agent shall have received counterparts hereof duly executed and delivered by Parent, the Borrower, each Subsidiary Guarantor and the Required Lenders.

(b) The Administrative Agent shall have received a Borrowing Request for the Loans to be made on the Third Restatement Effective Date, setting forth the information specified in Section 2.03 of the Third Restated Credit Agreement.

(c) The Administrative Agent shall have received a favorable written opinion of (i) Kirkland & Ellis LLP, counsel for Parent and the Borrower, substantially to the effect set forth on Exhibit B-1, (ii) the general counsel of Parent, substantially to the effect set forth in Exhibit B-2 and (iii) each of the other law firms set forth on Exhibit B-3, in each case in form and substance satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received (i) a certificate as to the good standing of Parent, the Borrower and (to the extent the concept of good standing is applicable in such jurisdiction) each other Loan Party as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the Secretary or Assistant Secretary of Parent, the Borrower and each other Loan Party dated the Third Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of

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incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of such Loan Party as in effect on the Third Restatement Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since any delivery thereof to the Administrative Agent on the Closing Date, the First Restatement Effective Date or the “Effective Date” under the Replacement Revolving Credit Facility and Incremental Term Loan Assumption Agreement dated as of March 6, 2012 (the “First Replacement Effective Date”), as applicable, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent thereof) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(e) The Administrative Agent shall have received a certificate, dated the Third Restatement Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in each of paragraph (g)(i) and paragraph (i) of this Section.

(f) The Administrative Agent shall have received a certificate, dated the Third Restatement Effective Date and signed by the chief financial officer of Parent, as to the solvency of Parent and its Subsidiaries on a consolidated basis after giving effect to the Transactions to occur on the Third Restatement Effective Date, in substantially the form of Exhibit C hereto.

(g) (i) The Permitted HMA Transaction shall have been consummated, or substantially simultaneously with the initial borrowing under the Facilities, shall be consummated, in all material respects in accordance with the terms of the HMA Merger Agreement.

(ii) The Specified Merger Agreement Representations shall be true and correct. “Specified Merger Agreement Representations” means such of the representations made by, or with respect to, the Company and its subsidiaries in the HMA Merger Agreement as are material to the interests of the Lenders, but only to the extent that Parent (or its affiliates) have the right to terminate its (or their) obligations under the HMA Merger Agreement or to decline to consummate the Permitted HMA Transaction as a result of a breach of any one or more of such representations in the HMA Merger Agreement.

(h) Substantially simultaneously with the initial borrowing under the Facilities and the consummation of the Permitted HMA Transaction, (i) the HMA Refinancing shall have been consummated and (ii) all the Incremental Term Loans,

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Non-Extended Term Loans, Extended Term Loans that are not converted to either 2021 Term D Loans or 2017 Term E Loans on the Third Restatement Effective Date, Revolving Loans and Swingline Loans (each as defined in the Existing Credit Agreement) outstanding on the Third Restatement Effective Date shall have been prepaid in full, together with all accrued and unpaid interest on the principal amount thereof to but excluding the Third Restatement Effective Date.

(i) Since July 29, 2013, there shall not have occurred any Company Material Adverse Effect.

“Company Material Adverse Effect” means any effect, change, event, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, results of operations, assets or financial condition of the Company and its Subsidiaries (as defined in the HMA Merger Agreement as in effect on July 29, 2013), taken as a whole; provided, however, that none of the following, and no effect, change, event, circumstance or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account, individually or in the aggregate, in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (A) changes generally affecting the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates; (B) changes generally affecting the industries in which the Company and its Subsidiaries operate; (C) changes or prospective changes in Applicable Law (as defined in the HMA Merger Agreement as in effect on July 29, 2013) or GAAP (as defined in the HMA Merger Agreement as in effect on July 29, 2013) or in accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory or political conditions; (D) changes caused by the negotiation, execution, announcement or performance of the HMA Merger Agreement (as in effect on July 29, 2013) or the consummation of the transactions contemplated thereby, or the identity of any party thereto, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or Governmental Entities (as defined in the HMA Merger Agreement as in effect on July 29, 2013), or any litigation arising from allegations of breach of fiduciary duty or violation of Applicable Law relating to the HMA Merger Agreement (as in effect on July 29, 2013) or the transactions contemplated thereby; (E) acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism; (F) volcanoes, tsunamis, pandemics, earthquakes, floods, storms, hurricanes, tornados or other natural disasters; (G) any action taken by the Company or its Subsidiaries that is required by the HMA Merger Agreement (as in effect on July 29, 2013) or with the prior written consent or at the direction of the Borrower in accordance with the HMA Merger Agreement (as in effect on July 29, 2013), or the failure to take any action by the Company or its Subsidiaries if that action is prohibited by the HMA Merger Agreement (as in effect on July 29, 2013); (H) changes or prospective

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changes in the Company’s credit ratings; (I) changes in the price or trading volume of the Company’s Common Stock (as defined in the HMA Merger Agreement as in effect on July 29, 2013); or (J) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (H), (I) and (J) shall not prevent or otherwise affect a determination that the underlying cause of any such change or failure referred to therein (to the extent not otherwise falling within any of the exceptions provided by clauses (A) through (J) hereof) is, may be, contributed to or may contribute to, a Company Material Adverse Effect); provided further, however, that any effect, change, event or occurrence referred to in clauses (A), (B), (C), (E) or (F) may be taken into account in determining whether or not there has been or may be a Company Material Adverse Effect to the extent such effect, change, event, circumstance or occurrence has a material disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industries in which the Company and its Subsidiaries operate.

(j) The Security Documents (other than the Mortgage Amendments contemplated by Section 7(b) below and the new Mortgages contemplated by Section 7(c) below) shall be in full force and effect on the Third Restatement Effective Date, and, in the case of assets of Parent, the Borrower and the Subsidiary Guarantors that are not Company Subsidiary Guarantors, the Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document. All documents and instruments required to create and perfect the Collateral Agent’s security interests in the Collateral (other than in any parcel of real property, the requirements in respect of which are set forth in Section 7(c)) held by the Company Subsidiary Guarantors shall have been executed and delivered and, if applicable, be in proper form for filing (or arrangements reasonably satisfactory to the Administrative Agent and the Collateral Agent shall have been made for the execution, delivery and filing of such documents and instruments substantially concurrently with the consummation of the Permitted HMA Transaction). Notwithstanding anything herein to the contrary, to the extent that any security interest in any Collateral that is not or cannot be provided and/or perfected on the Third Restatement Effective Date (other than the pledge and perfection of the security interests in the Pledged Collateral that constitutes certificated equity interests of HMA and, to the extent held by domestic subsidiaries of HMA that are required to become Loan Parties pursuant to Section 5.12 of the Third Restated Credit Agreement, each subsidiary of HMA and other assets pursuant to which a lien may be perfected solely by the filing of a financing statement under the Uniform Commercial Code (provided that, to the extent Parent has used commercially reasonable efforts to procure the delivery thereof prior to the Third Restatement Effective Date, certificated equity interests of HMA and its subsidiaries will only be required to be delivered on the Third Restatement Effective Date if such certificated equity interests are received from HMA)) after the Borrower’s use of commercially reasonable efforts to do so or without undue burden or expense, then the provision and/or perfection of a security interest in such Collateral shall not constitute a condition to the Third Restatement Effective Date, but instead shall be required to be delivered after the Third Restatement Effective Date in accordance with Section 5.12 of the Third Restated Credit Agreement or, in the case of Collateral consisting of real property interests, Section 7 hereof.

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(k) The Lead Arrangers shall have received a pro forma consolidated balance sheet and related pro forma consolidated statements of income of Parent and its subsidiaries (based on the financial statements of Parent and the Company referred to in paragraph (l) below) as of, and for the twelve-month period ending on, the last day of the most recently completed four fiscal quarter period ended at least 45 days prior to the Third Restatement Effective Date (or 90 days prior to the Third Restatement Effective Date in case such four fiscal quarter period is the end of Parent’s fiscal year), prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income).

(l) The Lead Arrangers shall have received (i) audited consolidated balance sheets of Parent and its consolidated subsidiaries and of the Company and its consolidated subsidiaries as at the end of, and related consolidated statements of income, changes in equity and cash flows of Parent and its consolidated subsidiaries and of the Company and its consolidated subsidiaries for, in each case, the three most recently completed fiscal years ended at least 90 days before the Third Restatement Effective Date and (ii) unaudited consolidated balance sheets of Parent and its consolidated subsidiaries and of the Company and its consolidated subsidiaries as at the end of, and related statements of income, changes in equity and cash flows of Parent and its consolidated subsidiaries and of the Company and its consolidated subsidiaries for, in each case, each subsequent fiscal quarter (other than the fourth fiscal quarter of any fiscal year) of Parent and its consolidated subsidiaries and of the Company and its consolidated subsidiaries ended after the last fiscal year for which financial statements were prepared pursuant to the preceding clause (i) and ended at least 45 days before the Third Restatement Effective Date; provided that the filing of the required financial statements on Form 10-K and Form 10-Q within such time periods by the Company and Parent will satisfy the requirements of this paragraph (l).

(m) The Administrative Agent and the Lead Arrangers shall have received at least three business days before the Third Restatement Effective Date all documentation and other information about the Borrower and the Guarantors that shall have been reasonably requested by the Administrative Agent or the Lead Arrangers in writing at least 10 Business Days prior to the Third Restatement Effective Date and that the Administrative Agent and the Lead Arrangers reasonably determine is required under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, based on their reasonable interpretation of such rules and regulations.

(n) All fees agreed in writing and required to be paid on the Third Restatement Effective Date in connection with the Loans to be made on the date hereof and all reasonable out-of-pocket expenses required to be paid on the Third Restatement Effective Date, to the extent invoiced at least three business days prior to the Third Restatement Effective Date (or such shorter period agreed to by the Borrower), shall,

13

substantially concurrently with the making of such Loans, have been paid (which amounts may, at the option of the Borrower, be offset against the proceeds of such Loans).

(o) [reserved].

(p) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender under the Existing Credit Agreement (other than any Lender that has, or is an Affiliate of a Person that has, a bookrunner, co-syndication agent, co-documentation agent or co-manager title in respect of this Amendment) that unconditionally transmits its executed counterpart of this Agreement to the Administrative Agent (or its counsel) on or prior to the Delivery Time, of an amendment fee in an amount equal to 0.15% of the aggregate principal amount of the outstanding Loans and unused Commitments of such Lender under the Third Restated Credit Agreement as of the Third Restatement Effective Date after giving effect to the HMA Refinancing. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

(q) The Administrative Agent shall have received payment from the Borrower, for the account of each Extended Term Loan Lender, a fee in an amount equal to 0.25% of the aggregate principal amount of such Extended Term Loan Lender’s Extended Term Loans that are converted into 2021 Term D Loans on the Third Restatement Effective Date. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

The Administrative Agent shall notify the parties hereto of the Third Restatement Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Agreement shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m. New York City time on February 28, 2014.

SECTION 6.  Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Existing Credit Agreement, the Third Restated Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Third Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Third Restatement Effective Date, each reference in the Third Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement” in any other Loan Document, shall be deemed a reference to the Third Restated Credit Agreement.

14

(c) This Agreement shall constitute a “Loan Document”, a “Loan Modification Agreement” and a “Permitted Amendment” for all purposes of the Existing Credit Agreement, the Third Restated Credit Agreement and the other Loan Documents.

(d) On the Third Restatement Effective Date, the Borrower will be deemed to have given notice of (i) the prepayment in full on the Third Restatement Effective Date of the Incremental Term Loans, the Non-Extended Term Loans, the Extended Term Loans that are not converted to either 2021 Term D Loans or 2017 Term E Loans on the Third Restatement Effective Date and the Existing Revolving Facility Loans then outstanding and (ii) the termination of the Revolving Credit Commitments in effect on the Third Restatement Effective Date, in each case in accordance with this Agreement, and each of the Required Lenders under the Existing Credit Agreement, the Administrative Agent, the Collateral Agent, each Issuing Bank and the Swingline Lender waive any requirement for any other notice of such prepayment and termination.

SECTION 7.  Reaffirmation.  (a) Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors (other than the Company Subsidiary Guarantors), the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the 2019 Term A Loans, the 2021 Term D Loans, the 2017 Term E Loans and the Replacement Revolving Credit Facility), pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (including in respect of the 2019 Term A Lenders, the 2021 Term D Lenders, the 2017 Term E Lenders and the Replacement Revolving Credit Facility Lenders). Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

(b) Within 180 days after the Third Restatement Effective Date (or such later date as the Administrative Agent in its sole discretion may permit) the Borrower shall deliver, with respect to each Mortgage encumbering a Mortgaged Property, an amendment or an amendment and restatement thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Third Restated Credit Agreement encumbers such Mortgaged Property and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, and opinions by local counsel

15

reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, together with modification and datedown endorsements to existing title policies to the extent available (or, to the extent not available, new title policies) and flood determinations and flood insurance as required by Regulation H, each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

(c) Within 180 days after the Third Restatement Effective Date (or such later date as the Administrative Agent in its sole discretion may permit) the Borrower shall deliver, with respect to each parcel of real property held by any Company Subsidiary Guarantor (other than those expressly exempt from the mortgage requirements pursuant to the antepenultimate sentence of Section 2.12 of the Third Restated Credit Agreement), a mortgage, deed of trust or other applicable instrument which shall create and perfect a first-priority lien and security interest on such parcel of real property securing the Obligations under the Third Restated Credit Agreement, together with opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage, together with title policies and flood determinations and flood insurance as required by Regulation H, each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

SECTION 8.  [reserved]

SECTION 9.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 10.  No Novation.  Neither this Agreement nor the effectiveness of the Third Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Third Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 11.  Governing Law.  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; provided, however, that it is understood and agreed that (a) the interpretation of the definition of “Company Material Adverse Effect” (and

16

whether or not a Company Material Adverse Effect has occurred) and (b) the determination of whether the Permitted HMA Transaction has been consummated in accordance with the terms of the HMA Merger Agreement, in each case shall be governed by, and construed in accordance with, the laws of the state of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 12.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary

COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary

Subsidiary Guarantors

ABILENE HOSPITAL, LLC	CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC

AFFINITY HOSPITAL, LLC	AFFINITY HEALTH SYSTEMS, LLC

ABILENE MERGER, LLC	CLINTON HOSPITAL CORPORATION

ANNA HOSPITAL CORPORATION	COATESVILLE HOSPITAL CORPORATION

BERWICK HOSPITAL COMPANY, LLC	COLLEGE STATION MEDICAL CENTER, LLC

BIG BEND HOSPITAL CORPORATION	COLLEGE STATION MERGER, LLC

BIG SPRING HOSPITAL CORPORATION	COMMUNITY GP CORP.

BIRMINGHAM HOLDINGS II, LLC	COMMUNITY HEALTH INVESTMENT COMPANY, LLC

BIRMINGHAM HOLDINGS, LLC	COMMUNITY LP CORP.

BLUEFIELD HOLDINGS, LLC	CP HOSPITAL GP, LLC

BLUEFIELD HOSPITAL COMPANY, LLC	CPLP, LLC

BLUFFTON HEALTH SYSTEM LLC	CRESTWOOD HOSPITAL, LLC

BROWNSVILLE HOSPITAL CORPORATION	CRESTWOOD HOSPITAL LP, LLC

BROWNWOOD MEDICAL CENTER, LLC	CSMC, LLC

BULLHEAD CITY HOSPITAL CORPORATION	CSRA HOLDINGS, LLC

BULLHEAD CITY HOSPITAL INVESTMENT CORPORATION	DEACONESS HOLDINGS, LLC

CARLSBAD MEDICAL CENTER, LLC	DEACONESS HOSPITAL HOLDINGS, LLC

CENTRE HOSPITAL CORPORATION	DEMING HOSPITAL CORPORATION

CHHS HOLDINGS, LLC	DESERT HOSPITAL HOLDINGS, LLC

CHS KENTUCKY HOLDINGS, LLC	DETAR HOSPITAL, LLC

CHS PENNSYLVANIA HOLDINGS, LLC	DHFW HOLDINGS, LLC

CHS VIRGINIA HOLDINGS, LLC	DHSC, LLC

CHS WASHINGTON HOLDINGS, LLC	DUKES HEALTH SYSTEM, LLC

CLARKSVILLE HOLDINGS, LLC CLEVELAND HOSPITAL CORPORATION CLARKSVILLE HOLDINGS II, LLC	DYERSBURG HOSPITAL CORPORATION NORTHWEST ARKANSAS HOSPITALS, LLC YORK PENNSYLVANIA HOLDINGS, LLC YORK PENNSYLVANIA HOSPITAL COMPANY, LLC

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary

EMPORIA HOSPITAL CORPORATION	KAY COUNTY HOSPITAL CORPORATION

EVANSTON HOSPITAL CORPORATION	KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

FALLBROOK HOSPITAL CORPORATION	KIRKSVILLE HOSPITAL COMPANY, LLC

FOLEY HOSPITAL CORPORATION	LAKEWAY HOSPITAL CORPORATION

FORREST CITY ARKANSAS HOSPITAL COMPANY, LLC	LANCASTER HOSPITAL CORPORATION

FORREST CITY HOSPITAL CORPORATION	LAS CRUCES MEDICAL CENTER, LLC

FORT PAYNE HOSPITAL CORPORATION	LEA REGIONAL HOSPITAL, LLC

FRANKFORT HEALTH PARTNER, INC.	LEXINGTON HOSPITAL CORPORATION

FRANKLIN HOSPITAL CORPORATION	LONGVIEW MERGER, LLC

GADSDEN REGIONAL MEDICAL CENTER, LLC	LRH, LLC

GALESBURG HOSPITAL CORPORATION	LUTHERAN HEALTH NETWORK OF INDIANA, LLC

GRANBURY HOSPITAL CORPORATION	MARION HOSPITAL CORPORATION

GRANITE CITY HOSPITAL CORPORATION	MARTIN HOSPITAL CORPORATION

GRANITE CITY ILLINOIS HOSPITAL COMPANY, LLC	MASSILLON COMMUNITY HEALTH SYSTEM LLC

GREENVILLE HOSPITAL CORPORATION	MASSILLON HEALTH SYSTEM LLC

GRMC HOLDINGS, LLC	MASSILLON HOLDINGS, LLC

HALLMARK HEALTHCARE COMPANY, LLC	MCKENZIE TENNESSEE HOSPITAL COMPANY, LLC

HOBBS MEDCO, LLC	MCNAIRY HOSPITAL CORPORATION

HOSPITAL OF BARSTOW, INC.	MCSA, L.L.C.

HOSPITAL OF FULTON, INC.	MEDICAL CENTER OF BROWNWOOD, LLC

HOSPITAL OF LOUISA, INC.	MERGER LEGACY HOLDINGS, LLC

HOSPITAL OF MORRISTOWN, INC.	MMC OF NEVADA, LLC

JACKSON HOSPITAL CORPORATION (KY)	MOBERLY HOSPITAL COMPANY, LLC

JACKSON HOSPITAL CORPORATION (TN)	MWMC HOLDINGS, LLC

JOURDANTON HOSPITAL CORPORATION	NANTICOKE HOSPITAL COMPANY, LLC

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary

NATIONAL HEALTHCARE OF LEESVILLE, INC.	QHG OF FORREST COUNTY, INC.

NATIONAL HEALTHCARE OF MT. VERNON, INC.	QHG OF FORT WAYNE COMPANY, LLC

NATIONAL HEALTHCARE OF NEWPORT, INC.	QHG OF HATTIESBURG, INC.

NAVARRO REGIONAL, LLC	QHG OF MASSILLON, INC.

NC-DSH, LLC	QHG OF SOUTH CAROLINA, INC.

NORTHAMPTON HOSPITAL COMPANY, LLC	QHG OF SPARTANBURG, INC.

NORTHWEST HOSPITAL, LLC	QHG OF SPRINGDALE, INC.

NOV HOLDINGS, LLC	QHG OF WARSAW COMPANY, LLC

NRH, LLC	QUORUM HEALTH RESOURCES, LLC

OAK HILL HOSPITAL CORPORATION	RED BUD HOSPITAL CORPORATION

ORO VALLEY HOSPITAL, LLC	RED BUD ILLINOIS HOSPITAL COMPANY, LLC

PALMER-WASILLA HEALTH SYSTEM, LLC	REGIONAL HOSPITAL OF LONGVIEW, LLC

PAYSON HOSPITAL CORPORATION	RIVER REGION MEDICAL CORPORATION

PECKVILLE HOSPITAL COMPANY, LLC	ROSWELL HOSPITAL CORPORATION

PENNSYLVANIA HOSPITAL COMPANY, LLC	RUSTON HOSPITAL CORPORATION

PHILLIPS HOSPITAL CORPORATION	RUSTON LOUISIANA HOSPITAL COMPANY, LLC

PHOENIXVILLE HOSPITAL COMPANY, LLC	SACMC, LLC

POTTSTOWN HOSPITAL COMPANY, LLC	SALEM HOSPITAL CORPORATION

QHG GEORGIA HOLDINGS II, LLC	SAN ANGELO COMMUNITY MEDICAL CENTER, LLC

QHG GEORGIA HOLDINGS, INC.	SAN ANGELO MEDICAL, LLC

QHG OF BLUFFTON COMPANY, LLC	SAN MIGUEL HOSPITAL CORPORATION

QHG OF CLINTON COUNTY, INC.	SCRANTON HOLDINGS, LLC

QHG OF ENTERPRISE, INC.	SCRANTON HOSPITAL COMPANY, LLC

SCRANTON QUINCY HOLDINGS, LLC

SCRANTON QUINCY HOSPITAL COMPANY, LLC

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary

SHELBYVILLE HOSPITAL CORPORATION	VIRGINIA HOSPITAL COMPANY, LLC

SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC	WARREN OHIO HOSPITAL COMPANY, LLC

SILOAM SPRINGS HOLDINGS, LLC	WARREN OHIO REHAB HOSPITAL COMPANY, LLC

SOUTHERN TEXAS MEDICAL CENTER, LLC	WATSONVILLE HOSPITAL CORPORATION

SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC	WAUKEGAN HOSPITAL CORPORATION

SPOKANE WASHINGTON HOSPITAL COMPANY, LLC	WAUKEGAN ILLINOIS HOSPITAL COMPANY, LLC

TENNYSON HOLDINGS, LLC	WEATHERFORD HOSPITAL CORPORATION

TOMBALL TEXAS HOLDINGS, LLC	WEATHERFORD TEXAS HOSPITAL COMPANY, LLC

TOMBALL TEXAS HOSPITAL COMPANY, LLC	WEBB HOSPITAL CORPORATION

TOOELE HOSPITAL CORPORATION	WEBB HOSPITAL HOLDINGS, LLC

TRIAD HEALTHCARE CORPORATION	WESLEY HEALTH SYSTEM LLC

TRIAD HOLDINGS III, LLC	WEST GROVE HOSPITAL COMPANY, LLC

TRIAD HOLDINGS IV, LLC	WHMC, LLC

TRIAD HOLDINGS V, LLC	WILKES-BARRE BEHAVIORAL HOSPITAL COMPANY, LLC

TRIAD NEVADA HOLDINGS, LLC	WILKES-BARRE HOLDINGS, LLC

TRIAD OF ALABAMA, LLC	WILKES-BARRE HOSPITAL COMPANY, LLC

TRIAD OF OREGON, LLC	WILLIAMSTON HOSPITAL CORPORATION

TRIAD-ARMC, LLC	WOMEN & CHILDREN’S HOSPITAL, LLC

TRIAD-EL DORADO, INC.	WOODLAND HEIGHTS MEDICAL CENTER, LLC

TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC	WOODWARD HEALTH SYSTEM, LLC
TUNKHANNOCK HOSPITAL COMPANY, LLC	YOUNGSTOWN OHIO HOSPITAL COMPANY, LLC

VHC MEDICAL, LLC	BLUE ISLAND HOSPITAL COMPANY, LLC

VICKSBURG HEALTHCARE, LLC	BLUE ISLAND ILLINOIS HOLDINGS, LLC

VICTORIA HOSPITAL, LLC	LONGVIEW CLINIC OPERATIONS COMPANY, LLC

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary

AMORY HMA, LLC	KEY WEST HMA, LLC

BARTOW HMA, LLC	KNOXVILLE HMA HOLDINGS, LLC

BILOXI H.M.A., LLC	LEHIGH HMA, LLC

BRANDON HMA, LLC	MADISON HMA, LLC

BREVARD HMA HOLDINGS, LLC	MELBOURNE HMA, LLC

BREVARD HMA HOSPITALS, LLC	MESQUITE HMA GENERAL, LLC

CAMPBELL COUNTY HMA, LLC	METRO KNOXVILLE HMA, LLC

CARLISLE HMA, LLC	MISSISSIPPI HMA HOLDINGS I, LLC

CAROLINAS JV HOLDINGS GENERAL, LLC	MISSISSIPPI HMA HOLDINGS II, LLC

CENTRAL FLORIDA HMA HOLDINGS, LLC	MONROE HMA, LLC

CENTRAL STATES HMA HOLDINGS, LLC	NAPLES HMA, LLC

CHESTER HMA, LLC	POPLAR BLUFF REGIONAL MEDICAL CENTER, LLC

CITRUS HMA, LLC	PORT CHARLOTTE HMA, LLC

CLARKSDALE HMA, LLC	PUNTA GORDA HMA, LLC

COCKE COUNTY HMA, LLC	RIVER OAKS HOSPITAL, LLC

FLORIDA HMA HOLDINGS, LLC	ROCKLEDGE HMA, LLC

FORT SMITH HMA, LLC	ROH, LLC

HAMLET H.M.A., LLC	SEBASTIAN HOSPITAL, LLC

HEALTH MANAGEMENT ASSOCIATES, INC.	SEBRING HOSPITAL MANAGEMENT ASSOCIATES, LLC

HEALTH MANAGEMENT GENERAL PARTNER, LLC	SOUTHEAST HMA HOLDINGS, LLC

HMA FENTRESS COUNTY GENERAL HOSPITAL, LLC	SOUTHWEST FLORIDA HMA HOLDINGS, LLC

HMA SANTA ROSA MEDICAL CENTER, LLC	STATESVILLE HMA, LLC

HOSPITAL MANAGEMENT ASSOCIATES, LLC	VAN BUREN H.M.A., LLC

JACKSON HMA, LLC	VENICE HMA, LLC

JEFFERSON COUNTY HMA, LLC	WINDER HMA, LLC

KENNETT HMA, LLC	YAKIMA HMA, LLC

by	/s/ Rachel A. Seifert
Name: Rachel A. Seifert
Title: Executive Vice President and Secretary

CAROLINAS JV HOLDINGS, L.P.

By:	Carolinas JV Holdings General, LLC
Its:	General Partner

HEALTH MANAGEMENT ASSOCIATES, LP

By:	Health Management General Partner, LLC
Its:	General Partner

HMA HOSPITALS HOLDINGS, LP

By:	Health Management General Partner, LLC
Its:	General Partner

LONE STAR HMA, L.P.

By:	Mesquite HMA General, LLC
Its:	General Partner

by	/s/ Rachel A. Seifert
	Name:	Rachel A. Seifert
	Title:	Executive Vice President and Secretary
	Acting	on behalf of each of the General Partners of the Guarantors set forth on this page.

BROWNWOOD HOSPITAL, L.P.

By:	Brownwood Medical Center, LLC
Its:	General Partner

COLLEGE STATION HOSPITAL, L.P.

By:	College Station Medical Center, LLC
Its:	General Partner

LONGVIEW MEDICAL CENTER, L.P.

By:	Regional Hospital of Longview, LLC
Its:	General Partner

NAVARRO HOSPITAL, L.P.

By:	Navarro Regional, LLC
Its:	General Partner

QHG GEORGIA, LP

By:	QHG Georgia Holdings II, LLC
Its:	General Partner

VICTORIA OF TEXAS, L.P.

By:	Detar Hospital, LLC
Its:	General Partner

by	/s/ Rachel A. Seifert
	Name:	Rachel A. Seifert
	Title:	Executive Vice President and Secretary
Acting on behalf of each of the General
Partners of the Guarantors set
forth on this page.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent and Issuing Bank,

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

by	/s/ Ryan Long
Name: Ryan Long
Title: Authorized Signatory

EXHIBIT A

Form of Third Amended and Restated Credit Agreement

See Exhibit 10.2 to Community Health Systems, Inc.’s Form 8-K filed on January 27, 2014.

EXHIBIT B-1

Form of Kirkland & Ellis LLP Opinion

601 Lexington Avenue New York, New York 10022
Judson A. Oswald
To Call Writer Directly:	(212) 446-4800	Facsimile: (212) 446-4900
(212) 446-4812 judson.oswald@kirkland.com	www.kirkland.com
January 27, 2014

To the Agent

and each of the Lenders under the

Credit Agreement (referred to below)

on the date hereof:

Re:

Third Amendment and Restatement Agreement dated as of January 27, 2014 (the “Amendment Agreement”), by and among CHS/Community Health Systems, Inc., a Delaware corporation (the “Borrower”), Community Health Systems, Inc., a Delaware corporation (“Parent”), the Subsidiary Guarantors listed on the signature pages thereto, the Lenders listed on the signature pages thereto and Credit Suisse AG, as the Administrative Agent and Collateral Agent for the Lenders (in such capacity, the “Agent”), amending and restating the Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010 and February 2, 2012 (the “Existing Credit Agreement”), among Parent, Borrower, Agent and the financial institutions from time to time party thereto (the “Lenders”) (the Existing Credit Agreement, as so amended and restated by the Amendment Agreement, the “Credit Agreement”)

Ladies and Gentlemen:

We are issuing this opinion letter in our capacity as counsel to and at the request of the Borrower, Parent and the parties identified as “Guarantors” on Schedule 1 hereto (each a “Guarantor” and collectively the “Guarantors”) in respect of the Amendment Agreement. The Borrower, Parent and the Guarantors are collectively referred to herein as the “Credit Parties”. References to the “Illinois Credit Parties” means each of the parties identified on Schedule 2 hereto. References to the “Delaware Credit Parties” means each of the parties identified on Schedule 3(a) hereto. References to the “New Delaware Credit Parties” means each of the Delaware Credit Parties identified on Schedule 3(b) hereto. References to the “Covered Credit Parties” means the Illinois Credit Parties and the Delaware Credit Parties.

The opinions expressed herein are being provided pursuant to Section 5(c)(i) of the Amendment Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (with references herein to the Credit Agreement and each document defined therein meaning the Credit Agreement and each such document as executed and delivered on the date hereof). The Lenders and the Agent are sometimes referred to in this opinion letter as “you”.

Beijing	Chicago	Hong Kong	London	Los Angeles	Munich	Palo Alto	San Francisco	Shanghai	Washington, D.C.

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

In connection with the preparation of this letter, we have, among other things, reviewed executed counterparts of:

(a)	the Amendment Agreement;

(b)	Supplement No. 22 to the Guarantee and Collateral Agreement;

(c)	Trademark Security Agreement; and

(d)	Patent Security Agreement.

We have also reviewed unfiled copies of UCC Form-1 Financing Statements naming each New Delaware Credit Party, as debtor, and the Agent, as secured party, copies of which are attached hereto on Exhibit 1 (the “Delaware Financing Statements”) to be filed in the Uniform Commercial Code filing office of the Secretary of State of Delaware (the “Delaware UCC Filing Office”).

References in this opinion letter to the “New York UCC” mean the Uniform Commercial Code as in effect on the date hereof in the State of New York. For purposes hereof, (a) the documents listed in items (a) through (d) above (each in the form reviewed by us for purposes of this opinion letter) are called the “Operative Documents” and (b) the documents listed in items (b) through (d) (each in the form reviewed by us for purposes of this opinion letter) are called the “Security Documents”. Items (c) through (d) (each in the form reviewed by us for purposes of this opinion letter) are called the “IP Security Agreements”. The term “Organizational Documents” whenever used in the letter means the certificate or articles of incorporation (or the equivalent thereof), as applicable, of each Credit Party, and the by-laws or limited liability company agreement (or the equivalent thereof), as applicable, of each Credit Party, as in effect on the date hereof.

Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this opinion letter, we advise you, and with respect to each legal issue addressed in this opinion letter, it is our opinion, that:

1.

Each of the Covered Credit Parties is a corporation, limited liability company or limited partnership, as applicable, existing and in good standing under the General Corporation Law of the State of Delaware (“DGCL”), Delaware Limited Liability Company Act (“DLLCA”), Delaware Revised Uniform Limited Partnership Act (“DRULPA”), the Illinois Business Corporation Act (“IBCA”) or the Illinois Limited Liability Company

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

Act (“ILLCA”), as applicable. For purposes of this opinion, we have relied exclusively upon certificates issued by a governmental authority in the relevant jurisdiction, and such opinions are not intended to provide any conclusion or assurance beyond that conveyed by those certificates.

2.

Each of the Covered Credit Parties has the corporate, limited liability company or limited partnership power, as applicable, to execute, deliver and perform its obligations under the Operative Documents to which it is a party and to perform its obligations under the Credit Agreement.

3.

Each of the Covered Credit Parties has taken the corporate, limited liability company or limited partnership action, as applicable, necessary to authorize its execution, delivery and performance of the Operative Documents to which it is a party and its performance of the Credit Agreement.

4.	Each Operative Document has been duly executed and delivered on behalf of each Covered Credit Party that is a party thereto.

5.

Each of the Operative Documents and the Credit Agreement is a valid and binding obligation of each Credit Party that is a party thereto and is enforceable against such Credit Party in accordance with its terms.

6.

The execution and delivery by any Covered Credit Party of the Operative Documents to which it is a party and the Credit Agreement, and the performance by any Credit Party of the Operative Documents to which it is a party, and the granting of any security interests pursuant to any Security Document to which it is a party, will not (i) constitute a violation of, with respect to any Covered Credit Party, the Organizational Documents of such Covered Credit Party, (ii) will not constitute a violation of any applicable provision of existing State of New York law or United States federal statutory law or published governmental regulation applicable to such Credit Party, in each case to the extent covered by this opinion letter, or by any Delaware Credit Party of any applicable provision of the DGCL, DLLCA or DRULPA, or by the Illinois Credit Parties of any applicable provision of the IBCA or the ILLCA, or (iii) result in a violation of, or result in the creation of any lien upon or security interest in any Credit Party’s properties pursuant to the terms of, any agreement or instrument identified on Exhibit 2 attached hereto, provided that we express no opinion with respect to breaches, violations or defaults under any cross-default provision or with respect to any financial covenants or tests in any such agreement or instrument.

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

7.

No consent, approval, authorization or order of, or filing with, any United States federal or New York governmental authority or body, or, with respect to the Delaware Credit Parties, any Delaware governmental agency or body acting pursuant to the DGCL, DLLCA or DRULPA, as applicable to such Delaware Credit Party, or , with respect to the Illinois Credit Parties, any Illinois governmental agency or body acting pursuant to the IBCA or ILLCA, as applicable to such Illinois Credit Party, is required in order for any Credit Party to obtain the right to the execute and deliver, or perform its obligations under, any Operative Document to which it is a party, or perform its obligations under the Credit Agreement, except for (i) those obtained or made prior to the date hereof, (ii) filings required for the perfection of security interests granted under the Security Documents or to release existing liens, (iii) consents, approvals, authorizations, orders or filings required in connection with the ordinary course of conduct by the Credit Parties of their respective businesses and ownership or operation by the Credit Parties of their respective assets in the ordinary course of business (as to which we express no opinion), (iv) those that may be required under federal securities laws and regulations or state “blue sky” laws and regulations (as to which we express no opinion) or any other laws, regulations or governmental requirements which are excluded from the coverage of this opinion letter and (v) consents, approvals, authorizations, orders or filings that may be required by any banking, insurance or other regulatory statutes to which you may be subject (as to which we express no opinion).

8.	No Credit Party is an “investment company” required to be registered as such under the Investment Company Act of 1940, as amended, or the rules and regulations thereunder.

9.

Solely with respect to each New Delaware Credit Party, Supplement No. 1 to the Guarantee and Collateral Agreement creates a valid security interest in favor of the Agent, for the benefit of the Secured Parties in the “Collateral” (as defined in the Guarantee and Collateral Agreement) of each New Delaware Credit Party which is a party thereto described therein in which a security interest may be created under Article 9 of the New York UCC (the “Code Collateral”).

10.

Upon the filing in the Delaware UCC Filing Office of the Delaware Financing Statements, together with the payment of all filing and recordation fees associated therewith, the Agent will have a perfected security interest (for the benefit of the Secured Parties) in that portion of the Code Collateral of the New Delaware Credit Parties in which a security interest can be perfected by the filing of a Uniform Commercial Code financing statement in the Delaware UCC Filing Office.

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

11.

The execution and delivery of the Operative Documents will not, in and of themselves, result in the loss of perfection (if any) of any security interest in the Code Collateral of the Covered Credit Parties, other than Code Collateral of the New Delaware Credit Parties as provided in opinion paragraph 10, arising under Article 9 of the UCC to the extent that such security interest was and remained perfected under the Guarantee and Collateral Agreement and under Article 9 of the UCC immediately prior to such execution and delivery. For the avoidance of doubt, we express no opinion regarding (i) the creation, priority or enforcement of any such security interest, (ii) the effect on such priority of the execution and delivery of the Operative Documents, or (iii) except as expressly set forth in the preceding sentence, the perfection of any such security interest.

12.

Upon delivery to the Agent for the benefit of the Secured Parties in the State of New York of the certificates of the New Delaware Credit Parties identified on Exhibit 3 attached hereto (the “Pledged Securities”), indorsed in blank or to the Agent by an effective indorsement, the Agent will have a perfected security interest (for the benefit of the Secured Parties) in the Pledged Securities under the New York UCC to the extent they are “securities” (as such term is defined in Section 8-102(a)(15) of the New York UCC). Assuming neither the Agent nor any Secured Party has notice of any adverse claim to the Pledged Securities, the Agent will acquire the security interest in the Pledged Securities for the benefit of the Secured Parties free of any adverse claim.

13.

Upon (i) the timely filing and recordation of each IP Security Agreement in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, together with the payment of all filing and recordation fees associated therewith, and (ii) the taking of all actions required under the law of jurisdiction of organization of each New Delaware Credit Party party to an IP Security Agreement with respect to the perfection of a security interest in such intangible property, the Agent will have a perfected security interest (for the benefit of the Secured Parties) in the United States registered trademarks and applications therefor (but excluding any “intent to use” applications), patents and applications therefor and registered copyrights specifically identified in such IP Security Agreements executed by any New Delaware Credit Party.

14.

Assuming application of the proceeds of the Loans as contemplated by the Amendment Agreement and, for purposes of Regulation X of the Board of Governors of the Federal Reserve System, no Lender or Agent is subject to Regulation T of the Board of Governors of the Federal Reserve System, the execution and delivery of the Amendment Agreement by the Borrower and the making of the Loans under the Amendment Agreement will not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

With your consent, we have assumed for purposes of this letter and the opinions herein:

(a) that each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine, and that all natural persons who have signed any document have the legal capacity to do so;

(b) that each Operative Document and every other agreement we have examined for purposes of this letter has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and binding obligation of each party to that document, enforceable against each such party in accordance with its respective terms and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement and that each party to any Operative Document is in good standing and duly incorporated or organized under the laws of its jurisdiction of organization (except that we make no such assumption in this paragraph (b) with respect to the Covered Credit Parties or, solely for the purposes of our opinions in paragraph 5, the Credit Parties);

(c) there are no agreements or understandings among the parties, written or oral (other than the Operative Documents), and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Operative Documents; and

(d) that the status of the Operative Documents as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities, provided that we make no such assumption to the extent we have opined as to such matters with respect to the Credit Parties herein.

In addition, for purposes of this letter and the opinions herein we have also assumed with your consent: (i) each Credit Party has the requisite rights to any Collateral existing on the date hereof and will have the requisite rights to each item of Collateral arising after the date hereof, (ii) value (as defined in Section 1-201(44) of the New York UCC) has been given by you to the Credit Parties for the security interests and other rights in and assignments of Collateral described in or contemplated by the Operative Documents, (iii) any Pledged Securities issued by

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

an issuer not organized under the laws of one of the states of the United States are “certificated securities” within the meaning of Section 8-102(a)(4) of the New York UCC, (iv) all Deposit Accounts are “deposit accounts” within the meaning of Section 9-102(a)(29) of the New York UCC; (v) all Depositary Banks are “banks” within the meaning of Section 1-201(4) of the New York UCC; (vi) all Securities Intermediaries are “securities intermediaries” within the meaning of Section 8-102(a)(14) of the New York UCC, (vii) all Securities Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and (viii) all information regarding the secured party on the Delaware Financing Statements is accurate and complete in all respects.

In preparing this letter, we have relied without any independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Operative Documents; (iii) factual information provided to us in a support certificate signed by each of the Credit Parties; and (iv) factual information we have obtained from such other sources as we have deemed reasonable; and we have examined the originals or copies certified to our satisfaction, of such Organizational Documents and other corporate, limited liability, company and partnership records of the Credit Parties as we deem necessary for or relevant to our opinions. We have assumed without investigation that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.

The terms “knowledge,” “actual knowledge” and “aware” whenever used in this letter with respect to our firm mean conscious awareness at the time this letter is delivered on the date it bears by the following Kirkland & Ellis LLP lawyers who are the only lawyers at Kirkland & Ellis LLP that have had significant involvement with the negotiation or preparation of the Operative Documents (herein called our “Designated Transaction Lawyers”): Ashley Gregory, Judson A. Oswald, Meredith Waters and Jonathan Manor.

Each opinion (an “enforceability opinion”) in this letter that any particular contract is a valid and binding obligation, is enforceable in accordance with its terms or creates a security interest is subject to: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) an implied covenant of good faith and fair dealing; and (iv) other commonly recognized statutory and judicial constraints on enforceability including statutes of limitations. “General principles of equity” include but are not limited to: principles limiting the availability of specific performance and injunctive relief; principles which

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

limit the availability of a remedy under certain circumstances where another remedy has been elected; principles requiring reasonableness, good faith and fair dealing in the performance and enforcement of an agreement by the party seeking enforcement; principles which may permit a party to cure a material failure to perform its obligations; and principles affording equitable defenses such as waiver, laches and estoppel.

Each enforceability opinion is also subject to the qualification that certain provisions of the Operative Documents may not be enforceable in whole or in part, although the inclusion of such provisions does not render the Operative Documents invalid, and the Operative Documents and the law of the State of New York contain adequate remedial provisions for the practical realization of the rights and benefits afforded thereby.

Each enforceability opinion is further subject to the effect of rules of law that may render guaranties or other similar instruments or agreements unenforceable under circumstances where your actions, failures to act or waivers, amendments or replacement of the Operative Documents (i) so radically change the essential nature of the terms and conditions of the guaranteed obligations and the related transactions that, in effect, a new relationship has arisen between you and the Credit Parties which is substantially and materially different from that presently contemplated by the Operative Documents, (ii) release the primary obligor, or (iii) impair the guarantor’s recourse against the primary obligor.

We also express no opinion regarding the enforceability any “fraudulent conveyance or fraudulent transfer savings clauses” and any similar provisions in any Operative Document, to the extent such provisions purport to limit the amount of the obligations of any party or the right to contribution of any other party with respect to such obligations.

We render no opinion regarding the validity, binding effect or enforceability of any Operative Document with respect to any Credit Party to the extent such Operative Document involves any obligation (including any guaranty) of such Credit Party with respect to any “swap” (as such term is defined in the Commodity Exchange Act) if such Credit Party is not an “eligible contract participant” (as such term is defined in the Commodity Exchange Act) at the time such obligation is incurred by such Credit Party.

We render no opinion with regard to usury or other laws limiting or regulating the maximum amount of interest that may be charged, collected, received or contracted for other than the internal laws of the State of New York, and without limiting the foregoing, we expressly disclaim any opinion as to the usury or other such laws of any other jurisdiction (including laws of other states made applicable through principles of Federal preemption or otherwise) which may be applicable to the transactions contemplated by the Operative Documents.

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

Our opinions regarding the creation and perfection of security interests are subject to the effect of (i) the limitations on the existence and perfection of security interests in proceeds resulting from the operation of Section 9-315 of the New York UCC and (ii) certain provisions of the Bankruptcy Code, including Section 547 with respect to preferential transfers and Section 552 with respect to any Collateral acquired by a Credit Party subsequent to the commencement of a case under the Bankruptcy Code with respect to such Credit Party.

We express no opinion (i) as to the priority of any security interest, (ii) as to what law governs perfection of the security interests granted in the Collateral, except as provided in opinion paragraph 12 (iii) regarding the perfection of any security interest in money, letter of credit rights, Collateral of a type represented by a certificate of title, any property for which a federal statute or treaty provides for registration or specifies a place of filing different from that specified in Section 9-501 of any applicable Uniform Commercial Code, commercial tort claims, crops, farm products, timber to be cut, as-extracted collateral, or consumer goods and (iv) the effectiveness of any supergeneric description of the Collateral in any Security Document.

Nothing contained in this letter covers or otherwise addresses any of the following types of provisions which may be contained in the Operative Documents:

(i) provisions mandating contribution towards judgments or settlements among various parties;

(ii) waivers of benefits and rights to the extent they cannot be waived under applicable law;

(iii) provisions providing for penalties, liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges, interest upon interest, or increased interest rates upon default;

(iv) provisions which might require indemnification or contribution in violation of general principles of equity or public policy, including, without limitation, indemnification or contribution obligations which arise out of the failure to comply with applicable state or federal securities laws;

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

(v) agreements to submit to the jurisdiction of any particular court or other governmental authority (either as to personal or subject matter jurisdiction); provisions restricting access to courts; waiver of service of process requirements which would otherwise be applicable; waiver of the right to a jury trial and provisions otherwise purporting to affect the jurisdiction and venue of courts,

(vi) choice-of-law provisions, except to the extent such choice of law of New York law as the governing law is made in compliance with the statutory laws of the State of New York;

(vii) provisions regarding arbitration;

(viii) covenants not to compete;

(ix) provisions that authorize you to set off and apply any deposits at any time held, and any other indebtedness at any time owing, by you to or for the account of the Company, or

(x) requirements in the Operative Documents specifying that provisions thereof may only be waived in writing.

Except as expressly otherwise set forth in this letter, our advice on every legal issue addressed in this letter is based exclusively on the internal laws of the State of New York or the Federal law of the United States which, in each case, in our experience is generally applicable both to general business organizations which are not engaged in regulated business activities and to transactions of the type contemplated in the Operative Documents between the Credit Parties, on the one hand, and you, on the other hand (but without our having made any special investigation as to any other laws), except that we express no opinion or advice as to any law or legal issue (a) which might be violated by any misrepresentation or omission or a fraudulent act, or (b) to which any Credit Party may be subject as a result of your legal or regulatory status, your sale or transfer of the Loans or interests therein or your involvement in the transactions contemplated by the Operative Documents.

Our opinions in paragraphs 9 and 10 are limited to Article 9 of the New York UCC, or Article 9 of the Uniform Commercial Code as adopted in Delaware, as the case may be, and our opinions in paragraph 12 is limited to Articles 8 and 9 of the New York UCC.

For purposes of the opinions expressed in the paragraph 10 with respect to the New Delaware Credit Parties, we have reviewed the statutory provisions of the Uniform Commercial Code as adopted in Delaware, as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through December 17, 2013 (the “Guide”) and, with respect

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

to such New Delaware Credit Parties, our opinions in such paragraph 10 are based solely on such review and on the assumption that such statutory provisions are given the same interpretation and application in Delaware as the corresponding provisions of the New York Uniform Commercial Code are given in New York.

For purposes of paragraphs 1 through 4 and 6(i) our opinions are based on the DGCL, DLLCA or DRULPA as applicable (without regard to judicial interpretation thereof or rules or regulations promulgated thereunder), as published by Wolters Kluwer, as supplemented through January 2, 2014. We note however that we are not admitted to practice law in the State of Delaware, and without limiting the forgoing we expressly disclaim any opinions regarding Delaware contract law or general Delaware law that may be incorporated expressly or by operation of law into the DLLCA or DRULPA or into any Organizational Document entered into pursuant thereto.

None of the opinions or other advice contained in this letter considers or covers: (i) any federal or state securities (or “blue sky”) laws or regulations (other than our opinion in paragraph 8 regarding the Investment Company Act) or Federal Reserve Board margin regulations or (ii) federal or state antitrust and unfair competition laws and regulations, pension and employee benefit laws and regulations, compliance with fiduciary duty requirements, federal and state environmental, land use and subdivision, tax, racketeering (e.g., RICO), health and safety (e.g., OSHA), and labor laws and regulations, federal and state laws, regulations and policies concerning national and local emergency, possible judicial deference to acts of sovereign states and criminal and civil forfeiture laws, and other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes).

We also express no opinion regarding any laws relating to terrorism or money laundering, including Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) (the “Terrorism Executive Order”) or any related enabling legislation or any other similar executive order (collectively with the Terrorism Executive Order, the “Executive Orders”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, the “Patriot Act”), any sanctions and regulations promulgated under authority granted by the Trading with the Enemy Act, 50 U.S.C. App. 1-44, as amended from time to time, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, as amended from time to time, the Iraqi Sanctions Act, Publ. L. No. 101-513; United Nations Participation Act, 22 U.S.C. § 287c, as amended from time to time, the International Security and Development Cooperation Act, 22 U.S.C. § 2349 aa-9, as amended from time to time, The Cuban Democracy Act, 22 U.S.C. §§ 6001-10, as amended from time to time, The Cuban Liberty and Democratic Solidarity Act, 18 U.S.C. §§ 2332d and 2339b, as amended from time to time, and The Foreign Narcotics Kingpin Designation Act, Publ. L. No. 106-120, as amended from time to time.

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

With respect to any Credit Party which is a limited liability company, our opinion regarding the enforceability of the Operative Documents under Illinois law is, as such is affected by usury laws, further subject to the assumption that a limited liability company is a “business association” as that term is used in Section 4(c) of the Illinois Interest Act, 815 ILCS 205 (the “IIA”). Under Section 4 of the IIA, 815 ILCS 205/4, the maximum lawful rate of interest on loans is 9% per annum, unless an exemption from that limit is available. The IIA sets forth a number of exemptions from the general limit, some based on the nature of the borrower, some based on the nature of the lender, and some based on the type of loan or transaction. The only exemption that appears to us to be available in this transaction is the general “business loan” exemption provided in Section 4(c) of the IIA, 815 ILCS 205/4(c), which allows in relevant part “any rate of interest or compensation with respect to . . . (c) . . . any business loan to a business association or copartnership . . . or to any limited partnership . . . .” That section proceeds to define “business” as a “commercial, agricultural or industrial enterprise which is carried on for the purpose of investment or profit . . . .” We note that a separate subsection of this statute, Section 4(a), provides a like exemption for “any loan made to a corporation.”

The IIA is silent as to whether a limited liability company is included within the scope of “business association” for purposes of the “business loan” exemption, and we have found no Illinois cases under the IIA or otherwise addressing this issue. Moreover, given the broad language of the “business loan” exemption, the similarity of limited liability companies to corporations and limited partnerships, and the fact that limited liability companies have only recently become widely used in Illinois, we are not aware of any public policy of the State of Illinois that would lead us to conclude that limited liability companies should be excluded from the scope of “business associations” for purposes of IIA Section 4(c). In addition, we have located another Illinois statute, the Real Estate License Act of 1983, as amended, 225 ILCS 455/25, which refers in relevant part to “corporations, limited liability companies, partnerships, or other business associations,” further supporting the conclusion that business associations include limited liability companies. While in the absence of legislative clarification or an Illinois Supreme Court decision we cannot offer any opinion on the point, we do believe that in a case properly presented an Illinois court properly applying Illinois law should conclude that a limited liability company is a “business association” within the meaning of Section 4(c) of the IIA.

We express no opinion as to what law might be applied by any other courts to resolve any issue addressed in this letter. We advise you that issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern.

To the Agent

and each of the Lenders under the

Credit Agreement

January 27, 2014

This opinion letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which our Designated Transaction Lawyers did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason.

You may rely upon this letter only for the purpose served by the provision in the Amendment Agreement cited in the second paragraph of this opinion letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this opinion letter for any purpose; (ii) this opinion letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this opinion letter may not be cited or quoted in any other document or communication which might encourage reliance upon this opinion letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this opinion letter may not be furnished to anyone for purposes of encouraging such reliance. Notwithstanding the foregoing, financial institutions which subsequently become Lenders in accordance with the terms of Section 9.04 of the Credit Agreement may rely on this opinion letter as of the time of its delivery on the date hereof as if this letter were addressed to them.

Sincerely,
KIRKLAND & ELLIS LLP

SCHEDULE 1

Guarantors

1.	Abilene Hospital, LLC
2.	Abilene Merger, LLC
3.	Affinity Health Systems, LLC
4.	Affinity Hospital, LLC
5.	Anna Hospital Corporation
6.	Berwick Hospital Company, LLC
7.	Big Bend Hospital Corporation
8.	Big Spring Hospital Corporation
9.	Birmingham Holdings, LLC
10.	Birmingham Holdings II, LLC
11.	Blue Island Hospital Company, LLC
12.	Blue Island Illinois Holdings, LLC
13.	Bluefield Holdings, LLC
14.	Bluefield Hospital Company, LLC
15.	Bluffton Health System LLC
16.	Brownsville Hospital Corporation
17.	Brownwood Hospital, L.P.
18.	Brownwood Medical Center, LLC
19.	Bullhead City Hospital Corporation
20.	Bullhead City Hospital Investment Corporation
21.	Carlsbad Medical Center, LLC
22.	Centre Hospital Corporation
23.	CHHS Holdings, LLC
24.	CHS Kentucky Holdings, LLC
25.	CHS Pennsylvania Holdings, LLC
26.	CHS Virginia Holdings, LLC
27.	CHS Washington Holdings, LLC
28.	Clarksville Holdings, LLC
29.	Clarksville Holdings II, LLC
30.	Cleveland Hospital Corporation
31.	Cleveland Tennessee Hospital Company, LLC
32.	Clinton Hospital Corporation
33.	Coatesville Hospital Corporation
34.	College Station Hospital, L.P.
35.	College Station Medical Center, LLC
36.	College Station Merger, LLC
37.	Community GP Corp.
38.	Community Health Investment Company, LLC
39.	Community LP Corp.
40.	CP Hospital GP, LLC
41.	CPLP, LLC

42.	Crestwood Hospital LP, LLC
43.	Crestwood Hospital, LLC
44.	CSMC, LLC
45.	CSRA Holdings, LLC
46.	Deaconess Holdings, LLC
47.	Deaconess Hospital Holdings, LLC
48.	Deming Hospital Corporation
49.	Desert Hospital Holdings, LLC
50.	Detar Hospital, LLC
51.	DHSC, LLC
52.	DHFW Holdings, LLC
53.	Dukes Health System, LLC
54.	Dyersburg Hospital Corporation
55.	Emporia Hospital Corporation
56.	Evanston Hospital Corporation
57.	Fallbrook Hospital Corporation
58.	Foley Hospital Corporation
59.	Forrest City Arkansas Hospital Company, LLC
60.	Forrest City Hospital Corporation
61.	Fort Payne Hospital Corporation
62.	Frankfort Health Partner, Inc.
63.	Franklin Hospital Corporation
64.	Gadsden Regional Medical Center, LLC
65.	Galesburg Hospital Corporation
66.	Granbury Hospital Corporation
67.	Granite City Hospital Corporation
68.	Granite City Illinois Hospital Company, LLC
69.	Greenville Hospital Corporation
70.	GRMC Holdings, LLC
71.	Hallmark Healthcare Company, LLC
72.	Hobbs Medco, LLC
73.	Hospital of Barstow, Inc.
74.	Hospital of Fulton, Inc.
75.	Hospital of Louisa, Inc.
76.	Hospital of Morristown, Inc.
77.	Jackson Hospital Corporation (KY)
78.	Jackson Hospital Corporation (TN)
79.	Jourdanton Hospital Corporation
80.	Kay County Hospital Corporation
81.	Kay County Oklahoma Hospital Company, LLC
82.	Kirksville Hospital Company, LLC
83.	Lakeway Hospital Corporation
84.	Lancaster Hospital Corporation
85.	Las Cruces Medical Center, LLC
86.	Lea Regional Hospital, LLC
87.	Lexington Hospital Corporation

88.	Longview Clinic Operations Company, LLC
89.	Longview Medical Center, L.P.
90.	Longview Merger, LLC
91.	LRH, LLC
92.	Lutheran Health Network of Indiana, LLC
93.	Marion Hospital Corporation
94.	Martin Hospital Corporation
95.	Massillon Community Health System LLC
96.	Massillon Health System LLC
97.	Massillon Holdings, LLC
98.	McKenzie Tennessee Hospital Company, LLC
99.	McNairy Hospital Corporation
100.	MCSA, L.L.C.
101.	Medical Center of Brownwood, LLC
102.	Merger Legacy Holdings, LLC
103.	MMC of Nevada, LLC
104.	Moberly Hospital Company, LLC
105.	MWMC Holdings, LLC
106.	Nanticoke Hospital Company, LLC
107.	National Healthcare of Leesville, Inc.
108.	National Healthcare of Mt. Vernon, Inc.
109.	National Healthcare of Newport, Inc.
110.	Navarro Hospital, L.P.
111.	Navarro Regional, LLC
112.	NC-DSH, LLC
113.	Northampton Hospital Company, LLC
114.	Northwest Hospital, LLC
115.	Northwest Arkansas Hospitals, LLC
116.	NOV Holdings, LLC
117.	NRH, LLC
118.	Oak Hill Hospital Corporation
119.	Oro Valley Hospital, LLC
120.	Palmer-Wasilla Health System, LLC
121.	Payson Hospital Corporation
122.	Peckville Hospital Company, LLC
123.	Pennsylvania Hospital Company, LLC
124.	Phillips Hospital Corporation
125.	Phoenixville Hospital Company, LLC
126.	Pottstown Hospital Company, LLC
127.	QHG Georgia Holdings, Inc.
128.	QHG Georgia Holdings II, LLC
129.	QHG Georgia, LP
130.	QHG of Bluffton Company, LLC
131.	QHG of Clinton County, Inc.
132.	QHG of Enterprise, Inc.
133.	QHG of Forrest County, Inc.

134.	QHG of Fort Wayne Company, LLC
135.	QHG of Hattiesburg, Inc.
136.	QHG of Massillon, Inc.
137.	QHG of South Carolina, Inc.
138.	QHG of Spartanburg, Inc.
139.	QHG of Springdale, Inc.
140.	QHG of Warsaw Company, LLC
141.	Quorum Health Resources, LLC
142.	Red Bud Hospital Corporation
143.	Red Bud Illinois Hospital Company, LLC
144.	Regional Hospital of Longview, LLC
145.	River Region Medical Corporation
146.	Roswell Hospital Corporation
147.	Ruston Hospital Corporation
148.	Ruston Louisiana Hospital Company, LLC
149.	SACMC, LLC
150.	Salem Hospital Corporation
151.	San Angelo Community Medical Center, LLC
152.	San Angelo Medical, LLC
153.	San Miguel Hospital Corporation
154.	Scranton Holdings, LLC
155.	Scranton Hospital Company, LLC
156.	Scranton Quincy Holdings, LLC
157.	Scranton Quincy Hospital Company, LLC
158.	Shelbyville Hospital Corporation
159.	Siloam Springs Arkansas Hospital Company, LLC
160.	Siloam Springs Holdings, LLC
161.	Southern Texas Medical Center, LLC
162.	Spokane Valley Washington Hospital Company, LLC
163.	Spokane Washington Hospital Company, LLC
164.	Tennyson Holdings, LLC
165.	Tooele Hospital Corporation
166.	Tomball Texas Holdings, LLC
167.	Tomball Texas Hospital Company, LLC
168.	Triad Healthcare Corporation
169.	Triad Holdings III, LLC
170.	Triad Holdings IV, LLC
171.	Triad Holdings V, LLC
172.	Triad Nevada Holdings, LLC
173.	Triad of Alabama, LLC
174.	Triad of Oregon, LLC
175.	Triad-ARMC, LLC
176.	Triad-El Dorado, Inc.
177.	Triad-Navarro Regional Hospital Subsidiary, LLC
178.	Tunkhannock Hospital Company, LLC
179.	VHC Medical, LLC

180.	Vicksburg Healthcare, LLC
181.	Victoria Hospital, LLC
182.	Victoria of Texas, L.P.
183.	Virginia Hospital Company, LLC
184.	Warren Ohio Hospital Company, LLC
185.	Warren Ohio Rehab Hospital Company, LLC
186.	Watsonville Hospital Corporation
187.	Waukegan Hospital Corporation
188.	Waukegan Illinois Hospital Company, LLC
189.	Weatherford Hospital Corporation
190.	Weatherford Texas Hospital Company, LLC
191.	Webb Hospital Corporation
192.	Webb Hospital Holdings, LLC
193.	Wesley Health System LLC
194.	West Grove Hospital Company, LLC
195.	WHMC, LLC
196.	Wilkes-Barre Behavioral Hospital Company, LLC
197.	Wilkes-Barre Holdings, LLC
198.	Wilkes-Barre Hospital Company, LLC
199.	Williamston Hospital Corporation
200.	Women & Children’s Hospital, LLC
201.	Woodland Heights Medical Center, LLC
202.	Woodward Health System, LLC
203.	York Pennsylvania Holdings, LLC
204.	York Pennsylvania Hospital Company, LLC
205.	Youngstown Ohio Hospital Company, LLC
206.	Amory HMA, LLC
207.	Bartow HMA, LLC
208.	Biloxi H.M.A., LLC
209.	Brandon HMA, LLC
210.	Brevard HMA Holdings, LLC
211.	Brevard HMA Hospitals, LLC
212.	Campbell County HMA, LLC
213.	Carlisle HMA, LLC
214.	Carolinas JV Holdings General, LLC
215.	Carolinas JV Holdings, L.P.
216.	Central Florida HMA Holdings, LLC
217.	Central States HMA Holdings, LLC
218.	Chester HMA, LLC
219.	Citrus HMA, LLC
220.	Clarksdale HMA, LLC
221.	Cocke County HMA, LLC
222.	Florida HMA Holdings, LLC
223.	Fort Smith HMA, LLC
224.	Hamlet H.M.A., LLC
225.	Health Management Associates, Inc.

226.	Health Management Associates, LP
227.	Health Management General Partner, LLC
228.	HMA Fentress County General Hospital, LLC
229.	HMA Hospitals Holdings, LP
230.	HMA Santa Rosa Medical Center, LLC
231.	Hospital Management Associates, LLC
232.	Jackson HMA, LLC
233.	Jefferson County HMA, LLC
234.	Kennett HMA, LLC
235.	Key West HMA, LLC
236.	Knoxville HMA Holdings, LLC
237.	Lehigh HMA, LLC
238.	Lone Star HMA, L.P.
239.	Madison HMA, LLC
240.	Melbourne HMA, LLC
241.	Mesquite HMA General, LLC
242.	Metro Knoxville HMA, LLC
243.	Mississippi HMA Holdings I, LLC
244.	Mississippi HMA Holdings II, LLC
245.	Monroe HMA, LLC
246.	Naples HMA, LLC
247.	Poplar Bluff Regional Medical Center, LLC
248.	Port Charlotte HMA, LLC
249.	Punta Gorda HMA, LLC
250.	River Oaks Hospital, LLC
251.	Rockledge HMA, LLC
252.	ROH, LLC
253.	Sebastian Hospital, LLC
254.	Sebring Hospital Management Associates, LLC
255.	Southeast HMA Holdings, LLC
256.	Southwest Florida HMA Holdings, LLC
257.	Statesville HMA, LLC
258.	VAN BUREN H.M.A., LLC
259.	Venice HMA, LLC
260.	Winder HMA, LLC
261.	Yakima HMA, LLC

SCHEDULE 2

Illinois Credit Parties

1.	Woodland Heights Medical Center, LLC
2.	Woodward Health System, LLC
3.	Youngstown Ohio Hospital Company, LLC
4.	Anna Hospital Corporation
5.	Galesburg Hospital Corporation
6.	Granite City Hospital Corporation
7.	Granite City Illinois Hospital Company, LLC
8.	Marion Hospital Corporation
9.	Red Bud Hospital Corporation
10.	Red Bud Illinois Hospital Company, LLC
11.	Waukegan Hospital Corporation
12.	Waukegan Illinois Hospital Company, LLC

SCHEDULE 3(a)

Delaware Credit Parties

1.	Abilene Merger, LLC
2.	Arizona DH, LLC
3.	Berwick Hospital Company, LLC
4.	BH Trans Company, LLC
5.	Birmingham Holdings II, LLC
6.	Birmingham Holdings, LLC
7.	Bluefield Holdings, LLC
8.	Bluefield Hospital Company, LLC
9.	Bluffton Health System, LLC
10.	Brownwood Hospital, L.P.
11.	Brownwood Medical Center, LLC
12.	Carlsbad Medical Center, LLC
13.	CHHS Holdings, LLC
14.	CHS Kentucky Holdings, LLC
15.	CHS Pennsylvania Holdings, LLC
16.	CHS Virginia Holdings, LLC
17.	CHS Washington Holdings, LLC
18.	CHS/Community Health Systems, Inc.
19.	Claremore Regional Hospital, LLC
20.	Clarksville Holdings, LLC
21.	Cleveland Regional Medical Center, L.P.
22.	Cleveland Tennessee Hospital Company, LLC
23.	College Station Hospital, L.P.
24.	College Station Medical Center, LLC
25.	College Station Merger, LLC
26.	Community GP Corp.
27.	Community Health Investment Company, LLC
28.	Community Health Systems, Inc.
29.	Community LP Corp.
30.	CP Hospital GP, LLC
31.	CPLP, LLC
32.	Crestwood Hospital LP, LLC
33.	Crestwood Hospital, LLC
34.	CSMC, LLC
35.	CSRA Holdings, LLC
36.	Deaconess Holdings, LLC
37.	Deaconess Hospital Holdings, LLC
38.	Desert Hospital Holdings, LLC
39.	Detar Hospital, LLC
40.	DHFW Holdings, LLC
41.	DHSC, LLC

42.	Dukes Health System, LLC
43.	Fallbrook Hospital Corporation
44.	Gadsden Regional Medical Center, LLC
45.	GRMC Holdings, LLC
46.	Hallmark Healthcare Company, LLC
47.	Hobbs Medco, LLC
48.	Hospital of Barstow, Inc.
49.	Kirksville Hospital Company, LLC
50.	Lancaster Hospital Corporation
51.	Las Cruces Medical Center, LLC
52.	Lea Regional Hospital, LLC
53.	Longview Merger, LLC
54.	LRH, LLC
55.	Lutheran Health Network of Indiana, LLC
56.	Massillon Community Health System LLC
57.	Massillon Health System LLC
58.	Massillon Holdings, LLC
59.	McKenzie Tennessee Hospital Company, LLC
60.	Medical Center of Brownwood, LLC
61.	Merger Legacy Holdings, LLC
62.	MMC of Nevada, LLC
63.	Moberly Hospital Company, LLC
64.	MWMC Holdings, LLC
65.	National Healthcare of Leesville, Inc.
66.	National Healthcare of Mt. Vernon, Inc.
67.	National Healthcare of Newport, Inc.
68.	Navarro Hospital, L.P.
69.	Navarro Regional, LLC
70.	Northampton Hospital Company, LLC
71.	Northwest Hospital, LLC
72.	NOV Holdings, LLC
73.	NRH, LLC
74.	Oro Valley Hospital, LLC
75.	Palmer-Wasilla Health System, LLC
76.	Pennsylvania Hospital Company, LLC
77.	Phoenixville Hospital Company, LLC
78.	Pottstown Hospital Company, LLC
79.	QHG Georgia Holdings II, LLC
80.	QHG of Bluffton Company, LLC
81.	QHG of Fort Wayne Company, LLC
82.	QHG of Warsaw Company, LLC
83.	Quorum Health Resources, LLC
84.	Regional Hospital of Longview, LLC
85.	Ruston Hospital Corporation
86.	Ruston Louisiana Hospital Company, LLC
87.	SACMC, LLC

88.	San Angelo Community Medical Center, LLC
89.	San Angelo Medical, LLC
90.	Siloam Springs Arkansas Hospital Company, LLC
91.	Siloam Springs Holdings, LLC
92.	Southern Texas Medical Center, LLC
93.	Spokane Valley Washington Hospital Company, LLC
94.	Spokane Washington Hospital Company, LLC
95.	Tennyson Holdings, LLC
96.	Triad Healthcare Corporation
97.	Triad Holdings III, LLC
98.	Triad Holdings IV, LLC
99.	Triad Holdings V, LLC
100.	Triad Nevada Holdings, LLC
101.	Triad of Alabama, LLC
102.	Triad of Oregon, LLC
103.	Triad-ARMC, LLC
104.	Triad-Denton Hospital GP, LLC
105.	Triad-Denton Hospital, L.P.
106.	Triad-Navarro Regional Hospital Subsidiary, LLC
107.	VHC Medical, LLC
108.	Vicksburg Healthcare, LLC
109.	Victoria Hospital, LLC
110.	Victoria of Texas, L.P.
111.	Warren Ohio Hospital Company, LLC
112.	Warren Ohio Rehab Hospital Company, LLC
113.	Watsonville Hospital Corporation
114.	Webb Hospital Corporation
115.	Webb Hospital Holdings, LLC
116.	Wesley Health System, LLC
117.	West Grove Hospital Company, LLC
118.	WHMC, LLC
119.	Wilkes-Barre Behavioral Hospital Company., LLC
120.	Wilkes-Barre Holdings, LLC
121.	Wilkes-Barre Hospital Company, LLC
122.	Women & Children’s Hospital, LLC
123.	Woodland Heights Medical Center, LLC
124.	Woodward Health System, LLC
125.	Youngstown Ohio Hospital Company, LLC
126.	Anna Hospital Corporation
127.	Galesburg Hospital Corporation
128.	Granite City Hospital Corporation
129.	Granite City Illinois Hospital Company, LLC
130.	Marion Hospital Corporation
131.	Red Bud Hospital Corporation
132.	Red Bud Illinois Hospital Company, LLC
133.	Waukegan Hospital Corporation

134.	Waukegan Illinois Hospital Company, LLC
135.	Carolinas JV Holdings, L.P.
136.	Carolinas JV Holdings General, LLC
137.	Central Florida HMA Holdings, LLC
138.	Central States HMA Holdings, LLC
139.	Florida HMA Holdings, LLC
140.	Health Management Associates, Inc.
141.	Health Management General Partner, LLC
142.	Health Management Associates, LP
143.	HMA Hospitals Holdings, LP
144.	Lone Star HMA, L.P.
145.	Mesquite HMA General, LLC
146.	Mississippi HMA Holdings I, LLC
147.	Mississippi HMA Holdings II, LLC
148.	Southeast HMA Holdings, LLC
149.	Southwest Florida HMA Holdings, LLC

SCHEDULE 3(b)

New Delaware Credit Parties

1.	Carolinas JV Holdings, L.P.
2.	Carolinas JV Holdings General, LLC
3.	Central Florida HMA Holdings, LLC
4.	Central States HMA Holdings, LLC
5.	Florida HMA Holdings, LLC
6.	Health Management Associates, Inc.
7.	Health Management General Partner, LLC
8.	Health Management Associates, LP
9.	HMA Hospitals Holdings, LP
10.	Lone Star HMA, L.P.
11.	Mesquite HMA General, LLC
12.	Mississippi HMA Holdings I, LLC
13.	Mississippi HMA Holdings II, LLC
14.	Southeast HMA Holdings, LLC
15.	Southwest Florida HMA Holdings, LLC

EXHIBIT 1

UCC Financing Statements

Attached.

EXHIBIT 2

Contracts

1.	Indenture dated as of January 27, 2014 among FWCT-2 Escrow Corporation and Regions Bank, an Alabama banking corporation, as Trustee, relating to the sale by FWCT-2 Escrow Corporation of $1,000,000,000 Senior Secured Notes due 2021.

2.	Indenture dated as of January 27, 2014 among FWCT-2 Escrow Corporation and Regions Bank, an Alabama banking corporation, as Trustee, relating to the sale by FWCT-2 Escrow Corporation of $3,000,000,000 Senior Notes due 2022.

3.	Indenture dated as of August 17, 2012 among Parent, Borrower, the subsidiary grantors from time to time party thereto, Credit Suisse AG, as collateral agent and Trustee, relating to the sale by Borrower of $1,600,000,000 Senior Secured Notes due 2018.

4.	Indenture dated as of November 22, 2011 among Borrower, the guarantor party thereto and Regions Bank, Alabama banking corporation, as Trustee, relating to the sale by Borrower of $2,000,000,000 Senior Notes due 2019.

5.	Indenture dated as of July 17, 2012 among Borrower, the guarantor party thereto and U.S. Bank National Association, as Trustee, relating to the sale by Borrower of $1,200,000,000 Senior Notes due 2020.

EXHIBIT 3

Pledged Securities

Issuer	State	Owner	% of Equity Interest	Number and Class of Equity Interest	Certificate Number
Health Management Associates, Inc.	Delaware	CHS/Community Health Services, Inc.	100%	1,000 shares common stock	1

EXHIBIT B-2

Form of Opinion of General Counsel of Parent

January 27, 2014

The Lenders and the Agent Referred to Below

c/o Credit Suisse AG

as Administrative Agent, Collateral Agent and

Issuing Bank

Eleven Madison Avenue

New York, New York 10010

RE:	Third Amendment and Restatement Agreement, dated as of January 27, 2014

Ladies and Gentlemen:

I am Executive Vice President, Secretary and General Counsel of CHS/Community Health Systems, Inc., a Delaware corporation (the “Borrower”), and have acted as Counsel for the Borrower, Community Health Systems, Inc. (“Parent”) and each of the Subsidiaries listed on the Schedule of Guarantors attached hereto as Schedule A (each a “Guarantor” and, collectively, the “Guarantors”, and together with the Borrower and Parent, the “Credit Parties”) in connection with the Third Amendment and Restatement Agreement, dated as of even date herewith (the “Amendment Agreement”), among Parent, the Borrower, the Guarantors, and Credit Suisse AG, as Administrative Agent and Collateral Agent (the “Agent”), and the Lenders listed on the signature pages thereto, which Amendment Agreement amends and restates the Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010 and as of February 2, 2012 (the “Existing Credit Agreement”), among Parent, the Borrower, Agent, and the Lenders party thereto (the Existing Credit Agreement, as amended and restated by the Amendment Agreement, the “Amended and Restated Credit Agreement”).

This opinion is delivered to you pursuant to subsection Section 5(c)(ii) of the Amendment Agreement. All capitalized terms used herein that are defined in, or by reference in, the Amended and Restated Credit Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on my part except to the extent otherwise expressly stated, and I express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, I have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such agreements, instruments, documents, and records of the Credit Parties, such certificates of public officials and such other documents, and (iii) received such information from officers and representatives of the Credit Parties, as I have deemed necessary or appropriate for the purposes of this opinion. I have examined, among other documents, the following (in each case dated as of the date of the Amendment Agreement):

(a)        an executed copy of the Amendment Agreement; and

(b)        a copy of the Amended and Restated Credit Agreement.

The documents referred to in items (a) and (b) above, inclusive, are referred to herein as the “Transaction Documents”.

In all such examinations, I have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures on original or certified, conformed or reproduction copies of

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

documents of all parties (other than with respect to the Credit Parties to the extent signed in my presence), the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to me as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, I have relied upon, and assume the accuracy of, certificates and oral or written statements and other information of or from public officials and others, and assume compliance on the part of all parties to the Transaction Documents with their covenants and agreements contained therein.

With respect to the opinions expressed in clauses (ii) and (iv) of paragraph (b) below, my opinions are limited (x) to my actual knowledge of the respective business activities and properties of the Credit Parties in respect of such matters and without any independent investigation or verification on my part and (y) to my review of only those laws and regulations that, in my experience, are normally applicable to transactions of the type contemplated by the Transaction Documents.

To the extent it may be relevant to the opinions expressed herein, I have assumed that the parties to the Transaction Documents, other than Parent, the Borrower and the Guarantors, have the corporate power to enter into and perform such documents and that (except as set forth in paragraph (b) below) such documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of, such parties.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth therein, I am of the opinion that:

(a)                     Each Guarantor is a corporation, limited liability company, or limited partnership validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all power and authority necessary to execute, deliver and perform its obligations under the Transaction Documents.

(b)                    The execution and delivery by each Credit Party of the Amendment Agreement and the performance by each Credit Party of its respective obligations under each of the Transaction Documents and the borrowings by the Borrower and the grant by each Credit Party of the security interests pursuant to the Transaction Documents to which it is a party (i) have been authorized, in the case of each Guarantor, by all necessary action by such Guarantor, (ii) do not require under present law any filing or registration by any Credit Party with, or approval or consent to any Credit Party of, any governmental agency or authority of the State of Tennessee that has not been made or obtained, except those required in the ordinary course of business in connection with the future performance, if any, by each Credit Party of its respective obligations under certain covenants contained in the Transaction Documents to which it is a party or pursuant to securities or other laws that may be applicable to the disposition of any collateral subject thereto, (iii) do not contravene any provision of the certificate of incorporation or bylaws or similar organizational document of any Guarantor, (iv) do not violate any present law, or present regulation of any governmental agency or authority, of the State of Tennessee known by me to be applicable to any Credit Party or their respective properties, (v) breach or cause a default under any agreement or violate any court decree or order binding upon such Credit Party or its property (this opinion being limited (x) to those agreements, decrees or orders that have been filed as exhibits (or are incorporated by reference as exhibits) to the Form 10-K of Parent for the year ended December 31, 2012 and (y) in that I express, no opinion with respect to any breach, default or violation not readily ascertainable from the face of any such agreement, decree or order, or arising under or based upon any cross default provision insofar as it relates to a default under an agreement not so identified to

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

me, or arising under or based upon any covenant of a financial or numerical nature or requiring computation), and (vi) will not result in or require the creation or imposition of any Lien upon any properties of a Credit Party pursuant to the provisions of any agreement (this opinion being limited to those agreements that have been filed as exhibits (or are incorporated by reference as exhibits) to the Form 10-K of Parent for the year ended December 31, 2012.

(c)                    The Amendment Agreement has been duly executed and delivered on behalf of each Guarantor that is a party thereto.

To my actual knowledge, I am not aware of any pending legal proceeding before, or pending investigation by, any court or administrative agency or authority, or any arbitration tribunal, against or directly affecting the Credit Parties, or any of their respective properties, which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief in connection with or which would adversely affect the legality, validity or enforceability of, any of the Transaction Documents or the transactions contemplated thereby.

I have issued certain limited opinions above as to the corporate, limited liability company, or limited partnership organization, existence, good standing and authority of the Guarantors under the law of their respective states of organization. I do not purport to be an expert in matters of law of jurisdictions other than the State of Tennessee and the federal law of the United States of America, and have issued my opinions based solely upon my review of the corporate record of each Guarantor.

The opinions set forth above are subject to the following qualifications and limitations:

(a)	I express no opinion regarding the application of federal or state securities laws to the transactions contemplated in the Transaction Documents;

(b)

I express no opinion regarding (i) the effect of fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) restrictions relating to capital adequacy that may be applicable to any Guarantor to the extent any Transaction Document may be deemed a dividend or distribution; and

(c)

to the extent that section 8.31 of the Revised Model Business Corporation Act (as adopted in any state in which a Credit Party is incorporated) or other corporation law analogous thereto may apply, I have assumed the transactions described in the Transaction Documents are fair to the Credit Parties.

I am qualified to practice law in the State of Tennessee, and I am no expert in and express no opinions as to the laws of other jurisdictions other than to the federal laws of the United States of America and the laws of the State of Tennessee, as currently in effect. I assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if I become aware of any facts that might change the opinions expressed herein after the date hereof.

[Remainder of page intentionally left blank.]

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

The opinions expressed herein are solely for the benefit of the Lenders and the Agent and may not be relied on in any manner or for any purpose by any other person or entity.

Very truly yours,

Rachel A. Seifert
Executive Vice President, Secretary and
General Counsel

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

Schedule A

Schedule of Guarantors

1.	Abilene Hospital, LLC
2.	Abilene Merger, LLC
3.	Affinity Health Systems, LLC
4.	Affinity Hospital, LLC
5.	Anna Hospital Corporation
6.	Berwick Hospital Company, LLC
7.	Big Bend Hospital Corporation
8.	Big Spring Hospital Corporation
9.	Birmingham Holdings, LLC
10.	Birmingham Holdings II, LLC
11.	Blue Island Hospital Company, LLC
12.	Blue Island Illinois Holdings, LLC
13.	Bluefield Holdings, LLC
14.	Bluefield Hospital Company, LLC
15.	Bluffton Health System LLC
16.	Brownsville Hospital Corporation
17.	Brownwood Hospital, L.P.
18.	Brownwood Medical Center, LLC
19.	Bullhead City Hospital Corporation
20.	Bullhead City Hospital Investment Corporation
21.	Carlsbad Medical Center, LLC
22.	Centre Hospital Corporation
23.	CHHS Holdings, LLC
24.	CHS Kentucky Holdings, LLC
25.	CHS Pennsylvania Holdings, LLC
26.	CHS Virginia Holdings, LLC
27.	CHS Washington Holdings, LLC
28.	Clarksville Holdings, LLC
29.	Clarksville Holdings II, LLC
30.	Cleveland Hospital Corporation
31.	Cleveland Tennessee Hospital Company, LLC
32.	Clinton Hospital Corporation
33.	Coatesville Hospital Corporation
34.	College Station Hospital, L.P.
35.	College Station Medical Center, LLC
36.	College Station Merger, LLC
37.	Community GP Corp.
38.	Community Health Investment Company, LLC
39.	Community LP Corp.
40.	CP Hospital GP, LLC
41.	CPLP, LLC
42.	Crestwood Hospital LP, LLC

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

43.	Crestwood Hospital, LLC
44.	CSMC, LLC
45.	CSRA Holdings, LLC
46.	Deaconess Holdings, LLC
47.	Deaconess Hospital Holdings, LLC
48.	Deming Hospital Corporation
49.	Desert Hospital Holdings, LLC
50.	Detar Hospital, LLC
51.	DHSC, LLC
52.	DHFW Holdings, LLC
53.	Dukes Health System, LLC
54.	Dyersburg Hospital Corporation
55.	Emporia Hospital Corporation
56.	Evanston Hospital Corporation
57.	Fallbrook Hospital Corporation
58.	Foley Hospital Corporation
59.	Forrest City Arkansas Hospital Company, LLC
60.	Forrest City Hospital Corporation
61.	Fort Payne Hospital Corporation
62.	Frankfort Health Partner, Inc.
63.	Franklin Hospital Corporation
64.	Gadsden Regional Medical Center, LLC
65.	Galesburg Hospital Corporation
66.	Granbury Hospital Corporation
67.	Granite City Hospital Corporation
68.	Granite City Illinois Hospital Company, LLC
69.	Greenville Hospital Corporation
70.	GRMC Holdings, LLC
71.	Hallmark Healthcare Company, LLC
72.	Hobbs Medco, LLC
73.	Hospital of Barstow, Inc.
74.	Hospital of Fulton, Inc.
75.	Hospital of Louisa, Inc.
76.	Hospital of Morristown, Inc.
77.	Jackson Hospital Corporation (KY)
78.	Jackson Hospital Corporation (TN)
79.	Jourdanton Hospital Corporation
80.	Kay County Hospital Corporation
81.	Kay County Oklahoma Hospital Company, LLC
82.	Kirksville Hospital Company, LLC
83.	Lakeway Hospital Corporation
84.	Lancaster Hospital Corporation
85.	Las Cruces Medical Center, LLC
86.	Lea Regional Hospital, LLC

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

87.	Lexington Hospital Corporation
88.	Longview Clinic Operations Company, LLC
89.	Longview Medical Center, L.P.
90.	Longview Merger, LLC
91.	LRH, LLC
92.	Lutheran Health Network of Indiana, LLC
93.	Marion Hospital Corporation
94.	Martin Hospital Corporation
95.	Massillon Community Health System LLC
96.	Massillon Health System LLC
97.	Massillon Holdings, LLC
98.	McKenzie Tennessee Hospital Company, LLC
99.	McNairy Hospital Corporation
100.	MCSA, L.L.C.
101.	Medical Center of Brownwood, LLC
102.	Merger Legacy Holdings, LLC
103.	MMC of Nevada, LLC
104.	Moberly Hospital Company, LLC
105.	MWMC Holdings, LLC
106.	Nanticoke Hospital Company, LLC
107.	National Healthcare of Leesville, Inc.
108.	National Healthcare of Mt. Vernon, Inc.
109.	National Healthcare of Newport, Inc.
110.	Navarro Hospital, L.P.
111.	Navarro Regional, LLC
112.	NC-DSH, LLC
113.	Northampton Hospital Company, LLC
114.	Northwest Hospital, LLC
115.	Northwest Arkansas Hospitals, LLC
116.	NOV Holdings, LLC
117.	NRH, LLC
118.	Oak Hill Hospital Corporation
119.	Oro Valley Hospital, LLC
120.	Palmer-Wasilla Health System, LLC
121.	Payson Hospital Corporation
122.	Peckville Hospital Company, LLC
123.	Pennsylvania Hospital Company, LLC
124.	Phillips Hospital Corporation
125.	Phoenixville Hospital Company, LLC
126.	Pottstown Hospital Company, LLC
127.	QHG Georgia Holdings, Inc.
128.	QHG Georgia Holdings II, LLC
129.	QHG Georgia, LP
130.	QHG of Bluffton Company, LLC

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

131.	QHG of Clinton County, Inc.
132.	QHG of Enterprise, Inc.
133.	QHG of Forrest County, Inc.
134.	QHG of Fort Wayne Company, LLC
135.	QHG of Hattiesburg, Inc.
136.	QHG of Massillon, Inc.
137.	QHG of South Carolina, Inc.
138.	QHG of Spartanburg, Inc.
139.	QHG of Springdale, Inc.
140.	QHG of Warsaw Company, LLC
141.	Quorum Health Resources, LLC
142.	Red Bud Hospital Corporation
143.	Red Bud Illinois Hospital Company, LLC
144.	Regional Hospital of Longview, LLC
145.	River Region Medical Corporation
146.	Roswell Hospital Corporation
147.	Ruston Hospital Corporation
148.	Ruston Louisiana Hospital Company, LLC
149.	SACMC, LLC
150.	Salem Hospital Corporation
151.	San Angelo Community Medical Center, LLC
152.	San Angelo Medical, LLC
153.	San Miguel Hospital Corporation
154.	Scranton Holdings, LLC
155.	Scranton Hospital Company, LLC
156.	Scranton Quincy Holdings, LLC
157.	Scranton Quincy Hospital Company, LLC
158.	Shelbyville Hospital Corporation
159.	Siloam Springs Arkansas Hospital Company, LLC
160.	Siloam Springs Holdings, LLC
161.	Southern Texas Medical Center, LLC
162.	Spokane Valley Washington Hospital Company, LLC
163.	Spokane Washington Hospital Company, LLC
164.	Tennyson Holdings, LLC
165.	Tooele Hospital Corporation
166.	Tomball Texas Holdings, LLC
167.	Tomball Texas Hospital Company, LLC
168.	Triad Healthcare Corporation
169.	Triad Holdings III, LLC
170.	Triad Holdings IV, LLC
171.	Triad Holdings V, LLC
172.	Triad Nevada Holdings, LLC
173.	Triad of Alabama, LLC
174.	Triad of Oregon, LLC

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

175.	Triad-ARMC, LLC
176.	Triad-El Dorado, Inc.
177.	Triad-Navarro Regional Hospital Subsidiary, LLC
178.	Tunkhannock Hospital Company, LLC
179.	VHC Medical, LLC
180.	Vicksburg Healthcare, LLC
181.	Victoria Hospital, LLC
182.	Victoria of Texas, L.P.
183.	Virginia Hospital Company, LLC
184.	Warren Ohio Hospital Company, LLC
185.	Warren Ohio Rehab Hospital Company, LLC
186.	Watsonville Hospital Corporation
187.	Waukegan Hospital Corporation
188.	Waukegan Illinois Hospital Company, LLC
189.	Weatherford Hospital Corporation
190.	Weatherford Texas Hospital Company, LLC
191.	Webb Hospital Corporation
192.	Webb Hospital Holdings, LLC
193.	Wesley Health System LLC
194.	West Grove Hospital Company, LLC
195.	WHMC, LLC
196.	Wilkes-Barre Behavioral Hospital Company, LLC
197.	Wilkes-Barre Holdings, LLC
198.	Wilkes-Barre Hospital Company, LLC
199.	Williamston Hospital Corporation
200.	Women & Children’s Hospital, LLC
201.	Woodland Heights Medical Center, LLC
202.	Woodward Health System, LLC
203.	York Pennsylvania Holdings, LLC
204.	York Pennsylvania Hospital Company, LLC
205.	Youngstown Ohio Hospital Company, LLC
206.	Amory HMA, LLC
207.	Bartow HMA, LLC
208.	Biloxi H.M.A., LLC
209.	Brandon HMA, LLC
210.	Brevard HMA Holdings, LLC
211.	Brevard HMA Hospitals, LLC
212.	Campbell County HMA, LLC
213.	Carlisle HMA, LLC
214.	Carolinas JV Holdings General, LLC
215.	Carolinas JV Holdings, L.P.
216.	Central Florida HMA Holdings, LLC
217.	Central States HMA Holdings, LLC
218.	Chester HMA, LLC

The Lenders and the Agent Referred to Below

c/o Credit Suisse

as Agent

219.	Citrus HMA, LLC
220.	Clarksdale HMA, LLC
221.	Cocke County HMA, LLC
222.	Florida HMA Holdings, LLC
223.	Fort Smith HMA, LLC
224.	Hamlet H.M.A., LLC
225.	Health Management Associates, Inc.
226.	Health Management Associates, LP
227.	Health Management General Partner, LLC
228.	HMA Fentress County General Hospital, LLC
229.	HMA Hospitals Holdings, LP
230.	HMA Santa Rosa Medical Center, LLC
231.	Hospital Management Associates, LLC
232.	Jackson HMA, LLC
233.	Jefferson County HMA, LLC
234.	Kennett HMA, LLC
235.	Key West HMA, LLC
236.	Knoxville HMA Holdings, LLC
237.	Lehigh HMA, LLC
238.	Lone Star HMA, L.P.
239.	Madison HMA, LLC
240.	Melbourne HMA, LLC
241.	Mesquite HMA General, LLC
242.	Metro Knoxville HMA, LLC
243.	Mississippi HMA Holdings I, LLC
244.	Mississippi HMA Holdings II, LLC
245.	Monroe HMA, LLC
246.	Naples HMA, LLC
247.	Poplar Bluff Regional Medical Center, LLC
248.	Port Charlotte HMA, LLC
249.	Punta Gorda HMA, LLC
250.	River Oaks Hospital, LLC
251.	Rockledge HMA, LLC
252.	ROH, LLC
253.	Sebastian Hospital, LLC
254.	Sebring Hospital Management Associates, LL
255.	Southeast HMA Holdings, LLC
256.	Southwest Florida HMA Holdings, LLC
257.	Statesville HMA, LLC
258.	VAN BUREN H.M.A., LLC
259.	Venice HMA, LLC
260.	Winder HMA, LLC
261.	Yakima HMA, LLC

EXHIBIT B-3

Opinion Firms

Opinion Firms

Jurisdiction	Law Firm
Alabama, Mississippi, North Carolina and Tennessee	Bradley Arant Boult Cummings LLP
Arkansas	Kutak Rock LLP
Georgia	King and Spalding LLP
Kentucky, Ohio and Indiana	Bingham Greenebaum Doll LLP
Oklahoma	McAfee & Taft
Pennsylvania New Jersey Utah	Ballard Spahr LLP
South Carolina	Parker Poe Adams & Bernstein LLP
Texas	Liechty & McGinnis LLP
Arizona	Snell & Wilmer L.L.P.
New Mexico	Montgomery & Andrews
Nevada	Lionel Sawyer & Collins
Virginia	Hancock, Daniel, Johnson & Nagle, P.C.
West Virginia	Steptoe & Johnson LLP
Wyoming	Crowley Fleck PLLP
Washington	Witherspoon Kelley
Florida	Fowler White Boggs P.A.
Missouri	Husch Blackwell LLP

KE 29515106.1

CONFIDENTIAL	EXHIBIT C

Form of Solvency Certificate

Date:                                , 2014

To the Administrative Agent and each of the Lenders party to the Third Restatement Agreement or to the Third Restated Credit Agreement referred to below:

I, the undersigned, the Chief Financial Officer of COMMUNITY HEALTH SYSTEMS, INC., (the “Parent”), in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such facts and circumstances after the date hereof), that:

1.         This certificate is furnished to the Administrative Agent and the Lenders pursuant to Section 5(e) of the Third Amendment and Restatement Agreement (the “Third Restatement Agreement”) dated as of January 27, 2014, to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010 and February 2, 2012, among CHS/Community Health Systems, Inc., Parent, the Subsidiary Guarantors party thereto, the Lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent. (such Credit Agreement as amended pursuant to the Third Restatement Agreement, and as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, “Third Restated Credit Agreement”). Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Third Restated Credit Agreement.

2.         For purposes of this certificate, the terms below shall have the following definitions:

(a)        “Fair Value”

The amount at which the assets (both tangible and intangible), in their entirety, of Parent and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b)        “Present Fair Salable Value”

The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of Parent and its Subsidiaries taken as a whole are sold on a going concern basis with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

(c)        “Stated Liabilities”

The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Parent and its Subsidiaries taken as a whole, as of the date hereof after giving effect to the consummation of the Permitted HMA Transaction and the other transactions to occur on the Third Restatement Effective Date (including the execution and delivery of the Third Restatement Agreement and the effectiveness of the Third Restated Credit Agreement, the making of the Loans to be made on the date hereof and the use of proceeds of such Loans on the date hereof (collectively, the “Transactions”)), determined in accordance with GAAP consistently applied.

(d)        “Identified Contingent Liabilities”

The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Parent and its Subsidiaries taken as a whole after giving effect to the Transactions (including the execution and delivery of the Third Restatement Agreement and the effectiveness of the Third Restated Credit Agreement, the making of the Loans to be made on the date hereof and the use of proceeds of such Loans on the date hereof) (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of Parent.

(e)        “Can pay their Stated Liabilities and Identified Contingent Liabilities as they mature”

Parent and its Subsidiaries taken as a whole after giving effect to the Transactions (including the execution and delivery of the Third Restatement Agreement and the effectiveness of the Third Restated Credit Agreement, the making of the Loans to be made on the date hereof and the use of proceeds of such Loans on the date hereof) have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities) otherwise become payable.

(f)        “Do not have Unreasonably Small Capital”

Parent and its Subsidiaries taken as a whole after giving effect to the Transactions (including the execution and delivery of the Third Restatement Agreement and the effectiveness of the Third Restated Credit Agreement, the making of the Loans to be made on the date hereof and the use of proceeds of such Loans on the date hereof) have sufficient capital to ensure that it is a going concern.

3.         For purposes of this certificate, I, or officers of Parent under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

(a)        I have reviewed the financial statements (including the pro forma financial statements) referred to in Section 5(k) of the Third Restatement Agreement.

(b)        I have knowledge of and have reviewed to my satisfaction each of the Third Restatement Agreement and the Third Restated Credit Agreement.

(c)        As chief financial officer of Parent, I am familiar with the financial condition of Parent and its Subsidiaries.

4.         Based on and subject to the foregoing, I hereby certify on behalf of Parent that after giving effect to the consummation of the Transactions (including the execution and delivery of the Third Restatement Agreement and the effectiveness of the Third Restated Credit Agreement, the making of the Loans to be made on the date hereof and the use of proceeds of such Loans on the date hereof), it is my opinion that (i) each of the Fair Value and the Present Fair Salable Value of the assets of Parent and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) Parent and its Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) Parent and its Subsidiaries taken as a whole can pay their Stated Liabilities and Identified Contingent Liabilities as they mature.

IN WITNESS WHEREOF, Parent has caused this certificate to be executed on its behalf by the Chief Financial Officer as of the date first written above.

COMMUNITY HEALTH SYSTEMS, INC.,

By:
Name:
Title: Chief Financial Officer

SCHEDULE IV

Replacement Revolving Credit Facility Commitments